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EXHIBIT 99.1

                              AGREEMENT TO FORBEAR

     This AGREEMENT TO FORBEAR ("FORBEARANCE AGREEMENT") is made to be effective as of June 18, 2007 (the "EFFECTIVE DATE") by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("CHAPMAN"), COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("COASTAL"), PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company ("PCHI"), ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("OC-PIN"), GANESHA REALTY, LLC, a California limited liability company ("GANESHA"), WEST COAST HOLDINGS, LLC, a California limited liability company ("WEST COAST"), MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation ("MPFC II"), MEDICAL PROVIDER FINANCIAL CORPORATION III, a Nevada corporation ("MPFC III"); and MEDICAL CAPITAL CORPORATION, a Nevada corporation ("MCC").


                                    RECITALS

     A. MPFC II (as "$80 MILLION LENDER"), IHHI, WMC-SA, WMC-A, Chapman and Coastal (as "$80 MILLION BORROWERS"), PCHI, Ganesha and West Coast (as "$80 MILLION CREDIT PARTIES"), and PCHI and OC-PIN (as "$80 MILLION GUARANTORS") are parties to that certain Credit Agreement dated as of March 3, 2005 ("$80 MILLION CREDIT AGREEMENT"). Pursuant to the $80 Million Credit Agreement, the $80 Million Lender made available to the $80 Million Borrowers a credit facility in the total amount of $80,000,000 ("$80 MILLION CREDIT FACILITY"). The $80 Million Credit Facility is composed of two (2) separate loans: (i) a $50,000,000 Acquisition Advance loan ("$50 MILLION ACQUISITION LOAN"); and (ii) a $30,000,000 Line of Credit Loan ("$30 MILLION LINE OF CREDIT LOAN"). The $50 Million Acquisition Loan is evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by the $80 Million Borrowers in favor of the $80 Million Lender ("$50 MILLION NOTE"); and the $30 Million Line of Credit Loan is evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by the $80 Million Borrowers in favor of the $80 Million Lender ("$30 MILLION LINE OF CREDIT NOTE"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("OFFICIAL RECORDS") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the Western Medical Center - Santa Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit Agreement) (hereinafter the "$80 MILLION FEE DEED OF TRUST"); and (b) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering IHHI's interest, as tenant/lessee, in the Chapman Medical Office Building Lease and in the Chapman Hospital Lease (all as defined therein) (hereinafter, the "$80 MILLION LEASEHOLD DEED OF TRUST") (the $80 Million Fee Deed of Trust and the $80 Million Leasehold Deed of Trust are hereinafter together referred to as the "$80 MILLION DEEDS OF TRUST"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Deeds of Trust, the


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Security Agreement executed by the $80 Million Borrowers in favor of the $80
Million Lender (the "$80 MILLION SECURITY AGREEMENT"), the Pledge Agreements executed by IHHI, Ganesha, West Coast, and certain Members of West Coast in favor of the $80 Million Lender (collectively the "$80 MILLION PLEDGE AGREEMENTS"), the Guaranty Agreements executed by PCHI and OC-PIN in favor of the $80 Million Lender (together the "$80 MILLION GUARANTY AGREEMENTS"), and each of the other documents and instruments executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 MILLION LOAN DOCUMENTS."

     B. MPFC III (as the "$10.7 MILLION LENDER"), IHHI (as the $10.7 MILLION BORROWER"), WMC-SA, WMC-A, Chapman, Coastal, PCHI, OC-PIN, Ganesha and West Coast (as "$10.7 MILLION CREDIT PARTIES"), and PCHI and OC-PIN (as "$10.7 MILLION GUARANTORS") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 MILLION CREDIT Agreement"). Pursuant to the $10.7 Million Credit Agreement, the $10.7 Million Lender made available to the $10.7 Borrower a new loan in the amount of $10,700,000 ("$10.7 MILLION LOAN"). The $10.7 Million Loan is evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by the $10.7 Borrower in favor of the $10.7 Million Lender ("$10.7 MILLION NOTE"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by the $10;7 Borrower and the $10.7 Million Lender ("$10.7 MILLION SECURITY AGREEMENT"), (b) that certain Guaranty Agreement (OC-PIN) dated as of December 12, 2005, executed by OC-PIN in favor of the $10.7 Million Lender ("$10.7 MILLION GUARANTY AGREEMENT (OC-PIN)"), and (c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by PCHI in favor of the $10.7 Million Lender ("$10.7 MILLION GUARANTY AGREEMENT (PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement (PCHI), the Pledge Agreements executed by IHHI, Ganesha, West Coast and certain Members of West Coast in favor of the $10.7 Million Lender (collectively the "$10.7 MILLION PLEDGE AGREEMENTS"), and each of the other documents and instruments executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 MILLION LOAN DOCUMENTS."

     C. Capitalized terms not defined herein shall have the same meaning as set forth in the $80 Million Credit Agreement or the $10.7 Million Credit Agreement, as applicable. For convenience, the $80 Million Credit Agreement and the $10.7 Million Credit Agreement are hereinafter referred to individually as a "CREDIT AGREEMENT" and together as the "CREDIT AGREEMENTS" as the context dictates; the $80 Million Lender and the $10.7 Million Lender are hereinafter referred to individually as a "LENDER" or together as the "LENDERS" as the context dictates; the $80 Borrowers and the $10.7 Million Borrower are hereinafter referred to individually as a "BORROWER" or together as the "BORROWERS" as the context dictates; the $80 Million Credit Parties and the $10.7 Million Credit Parties are hereinafter referred to individually as a "CREDIT PARTY" and together as the "CREDIT PARTIES" as the context dictates; and the $80 Million Guarantors and the $10.7 Million Guarantors are hereinafter referred to individually as a "GUARANTOR" and together as the "GUARANTORS" as the context dictates.

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     D. The $10.7 Million Note matured, and was due and payable in full, on
December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 MILLION EVENT OF DEFAULT"); and Borrowers failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and have committed an event of default under the $80 Million Credit Agreement ("$80 MILLION EVENT OF DEFAULT"). For convenience, the $10.7 Million Event of Default and the $80 Million Event of Default are hereinafter together referred to as the "EVENTS OF DEFAULT."

     E. (i) The $80 Million Borrowers, the $80 Million Credit Parties and the $80 Million Guarantors each acknowledge and agree that the $80 Million Lender currently has the right to exercise its rights and remedies under the $80 Million Loan Documents and all applicable laws, including but not limited to recording in the Official Records notices of default and elections to sell pursuant to the $80 Million Fee Deed of Trust and the $80 Million Leasehold Deed of Trust, judicially and/or non-judicially foreclosing on the Hospital Facilities (defined in the $80 Million Credit Agreement), bringing legal action against PCHI to enforce its obligations under its $80 Million Guaranty Agreement
(PCHI), bringing legal action against OCPIN to enforce its obligations under its $80 Million Guaranty Agreement (OC-PIN), and bringing legal action against IHHI, Ganesha, West Coast and certain members of West Coast to enforce their obligations under their respective $80 Million Pledge Agreements.

          (ii) The $10.7 Million Borrower, the $10.7 Million Credit Parties and the $10.7 Million Guarantors each acknowledge and agree that the $10.7 Million Lender currently has the right to exercise its rights and remedies under the $10.7 Million Loan Documents and all applicable laws, including but not limited to foreclosing on the security interests in the Collateral described in the $10.7 Million Security Agreement, bringing legal action against PCHI to enforce its obligations under the $10.7 Million Guaranty Agreement (PCHI), bringing legal action against OC-PIN to enforce its obligations under the $10.7 Million Guaranty Agreement (OC-PIN), and bringing legal action against IHHI, Ganesha, West Coast and certain members of West Coast to enforce their obligations under their respective $10.7 Million Pledge Agreements.

     F. On February 21, 2007, MCC and IHHI executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("TERM SHEET"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, IHHI requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on IHHI's board of directors and attempts by OC-PIN and PCHI to replace IHHI's management, OC-PIN and PCHI rejected MCC's refinancing proposal. As a consequence, IHHI was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet.

     G. Subsequently, the Borrowers, the Credit Parties and the Guarantors (as applicable) each requested that Lenders each forbear from exercising their respective rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents. Lenders each agreed to forbear solely for the purposes of providing Borrowers with additional time to


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refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing to be provided by a third-party lender.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the covenants and conditions set forth in this Forbearance Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Credit Parties, the Guarantors and the Lenders (as applicable) each agree as follows:

1. INCORPORATION OF RECITALS.

     The foregoing Recitals are incorporated by reference as if fully set forth herein.

2. NOTICE OF EVENTS OF DEFAULT.

     2.1 Based on the occurrence of the $80 Million Event of Default:

          (A) As permitted by and pursuant to Section 8.2(b)(i) of the $80 Million Credit Agreement, MPFC II hereby terminates the Line of Credit with respect to further Advances;

          (B) As permitted by and pursuant to Section 8.2(b)(iii) of the $80 Million Credit Agreement, MPFC II hereby declares that all principal, interest, late charges, attorneys' fees, costs and expenses, costs of enforcement, and other sums owing under the $50 Million Note and the $30 Million Line of Credit Note are immediately due and payable. Each Borrower, each Credit Party and each Guarantor hereby acknowledge and agree as follows:

               (i) The principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and

               (ii) The principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632.79 per day;

          (C) Each Borrower, each Credit Party and each Guarantor under said Credit Agreement hereby acknowledge and agree that MPFC II has the right to record in the Official Records (i) a notice of default and election to sell with respect to the $80 Million Fee Deed of Trust, and (ii) a notice of default and election to sell with respect to the $80 Million Leasehold Deed of Trust (respectively, the "NOTICES OF DEFAULT"); and

          (D) Each Borrower, each Credit Party and each Guarantor (as applicable) hereby acknowledge and agree that this Forbearance Agreement constitutes the notice of the $80 Million Event of Default in compliance with and pursuant to Section 11.10 of the $80 Million


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Credit Agreement, and that no further notice shall be required by MPFC II of the
$80 Million Event of Default.

     2.2 Based on the occurrence of the $10.7 Million Event of Default:

          (A) As permitted by and pursuant to Section 10.2(d)(i) of the $10.7 Million Credit Agreement, MPFC III hereby declares that all principal, interest, late charges, attorneys' fees, costs and expenses, costs of enforcement, and other sums owing under the $10.7 Million Note are immediately due and payable. Each Borrower, each Credit Party and each Guarantor under said Credit Agreement hereby acknowledge and agree that the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052.05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

          (B) Each Borrower, each Credit Party and each Guarantor under said Credit Agreement hereby acknowledge and agree that this Forbearance Agreement constitutes the notice of the $10.7 Million Event of Default in compliance with and pursuant to Section 13.12 of the $10.7 Million Credit Agreement, and that no further notice shall be required by MPFC III of the $10.7 Million Event of Default.

3. AGREEMENTS.

     3.1 Forbearance Period; Agreement to Forbear. The period commencing on the Effective Date of this Forbearance Agreement and ending ninety (90) calendar days thereafter is hereinafter referred to as the "FORBEARANCE PERIOD." So long as no further or additional event(s) of default occur under the $80 Million Loan Documents or under the $10.7 Million Loan Documents or under this Forbearance Agreement, then each Lender agrees as follows ("AGREEMENT TO FORBEAR"):

          (A) During the Forbearance Period, MPFC II will forbear from recording the Notices of Default in the Official Records;

          (B) During the Forbearance Period, each Lender will: (i) forbear from filing a judicial foreclosure lawsuit against the applicable Borrowers and Credit Parties; (ii) forbear from filing a legal action against PCHI to enforce PCHI's obligations under the $80 Million Guaranty Agreement (PCHI) or under the $10.7 Million Guaranty Agreement (PCHI); (iii) forbear from filing a legal action against OC-PIN to enforce OC-PIN's obligations under the under the $80 Million Guaranty Agreement (OC-PIN) or under the $10.7 Million Guaranty Agreement (OCPIN); (iv) forbear from filing a legal action against West Coast to enforce its obligations under its $80 Million Pledge Agreement or under its $10.7 Million Pledge Agreement; (v) forbear from filing a legal action against certain members of West Coast to enforce their obligations under their $80 Million Pledge Agreement or under their $10.7 Million Pledge Agreement; (vi) forbear from filing a legal action against IHHI to enforce its obligations under its $80 Million Pledge Agreement or under its $10.7 Million Pledge Agreement; and (vii) forbear from filing a legal action against Ganesha to enforce its obligations under the $80 Million Pledge Agreement; and

          (C) During the Forbearance Period: (i) MPFC II will forbear from charging Default Interest (as that term is defined in the $80 Million Credit Agreement) on the $80 Million


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Credit Facility as permitted by the $80 Million Credit Agreement; and (ii) MPFC
III will forbear from charging Default Interest (as that term is defined in the $10.7 Million Credit Agreement) on the $10.7 Million Loan as permitted by the $10.7 Million Credit Agreement.

     3.2 Limited Waiver by MCC. MCC hereby waives and relinquishes its right under paragraph III.G. of the Term Sheet to charge IHHI liquidated damages equal to two percent (2%) of the aggregate amount of the proposed refinancing set forth in the Term Sheet.

     3.3 Express Reservation of Other Remedies. Each Lender's Agreement to Forbear is the exclusive and only forbearance to which each Lender has agreed. Each Lender expressly reserves the right to exercise each and every of its other rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents not specifically included within such Lender's Agreement to Forbear.

     3.4 Negative Covenants During the Forbearance Period. Each Borrower, each Credit Party and each Guarantor hereby promise, covenant and agree as follows:

          (A) No Borrower and no Credit Party and no Guarantor will during the Forbearance Period directly or indirectly file, serve, take, initiate, prosecute, participate or cooperate in the filing, serving, taking, initiating or prosecuting of, any legal action or proceeding against either the Lenders or MCC.

          (B) No Borrower and no Credit Party and no Guarantor will during the Forbearance Period directly or indirectly (i) sell, transfer, assign, convey, lease, sublease, or otherwise transfer, or agree to sell, transfer, assign, convey, lease or sublease, or otherwise transfer, any interest in any real property or improvements owned, controlled, leased or subleased by Borrowers and/or Credit Parties and/or Guarantors as of the Effective Date hereof (together "REAL PROPERTY ASSETS"); (2) grant a lien or security interest in, or otherwise pledge, encumber or hypothecate, or agree to grant a lien or security interest in, or agree to pledge, encumber or hypothecate, any interest in any portion of the Real Property Assets or otherwise use any of the Real Property Assets as collateral or security for any debt, obligation or liability of any of the Borrowers or Credit Parties or Guarantors; (3) amend, modify or change its articles of incorporation or bylaws, articles of organization or operating agreement, as applicable, without first receiving the prior written consent of each Lender and MCC, which consent will not be unreasonably withheld; (4) increase, decrease, change, amend, modify, expand or contract the power or authority of any officer, director, manager, member or managing member of any Borrower or any Credit Party or any Guarantor, without first receiving the prior written consent of each Lender and MCC, which consent will not be unreasonably withheld; (5) amend, modify, alter or change any shareholders agreement or voting trust or operating agreement; (6) change its name as it appears in official filings in the state of its incorporation or other organization; (7) change its chief executive office, principal place of business, corporate office or location at which the location of its business records are currently located;
(8) change the type of entity that it is; (9) change its organization identification number, if any, issued by its state of incorporation or other organization; (10) change its state of incorporation or organization or incorporate or organize in any additional jurisdictions; (11) nominate, elect or appoint a new person as an officer, director, member or manager, without first receiving the prior written consent of each


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Lender and MCC, which consent will not be unreasonably withheld; or (12)
terminate any person as an officer, director, member or manager.

     3.5 Termination of Agreement to Forbear. If by 5:00 p.m. Los Angeles time on the last day of the Forbearance Period (a) Borrowers for any reason have failed to pay to MPFC II, in immediately available funds, all amounts due and owing under the $80 Million Loan Documents, including but not limited to all costs, expenses and attorneys' fees and costs to which MPFC II is entitled, AND
(b) Borrowers for any reason have failed to pay to MPFC III, in immediately available funds, all amounts due and owing under the $10.7 Million Loan Documents, including but not limited to all costs, expenses and attorneys' fees and costs to which MPFC III is entitled, then this Agreement to Forbear shall automatically terminate, expire and have no further force or effect (a "TERMINATING EVENT"); provided, however, all releases, waivers, indemnities and covenants not to sue made by Borrowers and Credit Parties and Guarantors in favor of the Lenders and MCC in this Forbearance Agreement (including but not limited to those releases and waivers, covenants not to sue, and indemnities set forth in Section 3.6, Section 3.7 and Section 3.8 below) shall survive such termination and Terminating Event. Upon the occurrence of a Terminating Event, each Borrower and each Credit Party and each Guarantor acknowledge and agree that each Lender shall have the unconditional right but not the obligation to take any one or more of the following acts: (i) record notices of default in the Official Records; (ii) file a judicial foreclosure lawsuit against the Borrowers with respect to the $80 Million Credit Facility and/or the $10.7 Million Loan;
(iii) conduct a unified sale, or conduct a mixed collateral sale, under the Uniform Commercial Code; (iv) file a legal action against PCHI to enforce its obligations under its $80 Million Guaranty Agreement (PCHI) and/or under its $10.7 Million Guaranty Agreement (PCHI); (v) file a legal action against OC-PIN to enforce its obligations under its $80 Million Guaranty Agreement (OC-PIN) and/or under its $10.7 Million Guaranty Agreement (OC-PIN; (vi) file a legal action against West Coast to enforce its obligations under its $80 Million Pledge Agreement and/or under its $10.7 Million Pledge Agreement; (vii) file a legal action against the members of West Coast to enforce their respective obligations under their $80 Million Pledge Agreement and/or under their $10.7 Million Pledge Agreement; (viii) file a legal action against IHHI to enforce its obligations under its $80 Million Pledge Agreement and/or under its $10.7 Million Pledge Agreement; (ix) file a legal action against Ganesha to enforce its obligations under its $80 Million Pledge Agreement and/or under its $10.7 Million Pledge Agreement; (x) process, file, serve, take or initiate any other legal action or proceeding against any one or more of the Borrowers or Credit Parties or Guarantors that either Lender is permitted to take under the $80 Million Loan Documents or under the $10.7 Million Loan Documents, and/or under applicable law; (xi) commence and continue charging Default Interest under the $80 Million Loan Documents and $10.7 Million Loan Documents; and (xii) in each Lender's sole and absolute discretion, take any other act or initiate any other proceeding permitted by law, equity or any of the $80 Million Loan Documents and $10.7 Million Loan Documents.

     3.6 Releases and Waivers. In consideration for each Lender's Agreement to Forbear, and in consideration for MCC's agreement to waive the two percent (2%) charge under the Term Sheet, effective as of the Effective Date of this Forbearance Agreement:

          (A) Subject to the last sentence of this Section 3.6(a), each Borrower, each Credit Party, each Guarantor, and any related or affiliated entity or person, together with their


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         respective officers, directors, shareholders, members, managers, employees, agents, representatives, successors and assigns (collectively the "RELEASING PARTIES") hereby fully, forever and irrevocably release, waive and relinquish their right to file or record in the Official Records a lis pendens against any of the Hospital Facilities (defined in the $80 Million Credit Agreement and the $10.7 Million Credit Agreement), or file in any court, in any venue, any legal action or proceeding (including but not limited to a complaint to enjoin foreclosure, or an order to show cause, or a complaint to set aside foreclosure sale, or an action to quiet title, or an action to cancel one or more of the $80 Million Loan Documents or $10.7 Million Loan Documents) against either Lender or MCC or any trustee under either of the $80 Million Deeds of Trust, the purpose of which is to directly or indirectly procure from any court or tribunal issuance of a temporary restraining order, or a preliminary injunction, or a permanent injunction, or any other equitable relief (collectively, "INJUNCTIVE RELIEF") which seeks to prohibit or prevent either Lender or MCC or any trustee under any of the $80 Million Deeds of Trust (i) from recording a notice of sale with respect to any of the $80 Million Deeds of Trust, or (ii) from conducting a sale of any of the Hospital Facilities at a public auction as permitted by the power of sale provisions in the applicable $80 Million Deed of Trust, or (iii) from conveying title to any one or more of the Hospital Facilities via trustee's deed to a purchaser at foreclosure, or
(iv) from conducting a unified sale of the personal property Collateral pursuant to the Uniform Commercial Code, or (v) from conducting a "mixed-collateral" sale of any one or more of the Hospital Facilities and any or all of the personal property collateral, or (vi) from attaching or garnishing or seeking any other provisional remedy against any real or personal property of any Borrower, Credit Party or Guarantor, or (vii) from taking any other action or pursuing any other right or remedy that either Lender is permitted to pursue under the $80 Million Loan Documents or $10.7 Million Loan Documents, or in law or equity. The foregoing releases and waivers are permanent and shall survive the expiration or termination of this Forbearance Agreement. Notwithstanding the foregoing, the releases and waivers set forth in this Section 3.6(a) shall apply only to Injunctive Relief based on alleged acts or omissions of either Lender which occurred prior to the Effective Date of this Forbearance Agreement.

          (B) Each of the Releasing Parties hereby fully, forever and irrevocably release, waive and relinquish any claim or cause of action (collectively, "LENDER LIABILITY CLAIMS") that the Releasing Parties now have or in the future may have against MPFC II, or against MPFC III, or against MCC, or against any related or affiliated entity or person, or their respective officers, directors, shareholders, members, managers, employees, agents, representatives, successors and assigns (collectively the "RELEASED PARTIES") that, at any time prior to the Effective Date of this Forbearance Agreement: (i) any of the Released Parties committed a breach or default under any of the $80 Million Loan Documents or under any of the $10.7 Million Loan Documents or under the Term Sheet; or (ii) any of the Released Parties conspired with the executive officers, representatives or agents of IHHI to deprive OC-PIN of its stock ownership in IHHI or otherwise inflicted any actionable damage on OC-PIN; or
(iii) any of the Released Parties committed an act not permitted by the $80 Million Loan Documents or by the $10.7 Million Loan Documents or by the Term Sheet or by applicable law; or (iv) any of the Released Parties omitted to take an action required by the $80 Million Loan Documents or by the $10.7 Million Loan Documents or by the Term Sheet or under applicable law; or (v) any of the $80 Million Loan Documents or any of the $10.7 Million Loan Documents or this Forbearance Agreement is/are invalid or unenforceable in whole or in part for any reason; or (vi) any of the Released Parties suggested, implied, induced, cajoled or required that IHHI include any terms or conditions in any


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agreements between IHHI and OC-PIN in connection with the $80 Million Loan
Documents or $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (vii) any of the Released Parties suggested, implied, induced, cajoled or required that IHHI not include any terms or conditions in any agreements between IHHI and OC-PIN in connection with the $80 Million Loan Documents or $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (viii) any of the Released Parties improperly interfered with, or improperly exercised control, or exercised excessive control, over any of the Borrowers in connection with the $80 Million Loan Documents or $10.7 Million Loan Documents or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (ix) any of the Released Parties breached in any way any alleged duty of good faith or fair dealing, any alleged fiduciary duty, or any alleged duty of commercial reasonableness, or any quasi-duty, or any implied duty in connection with the $80 Million Loan Documents or $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers or Credit Parties or Guarantors; or (x) any of the Released Parties committed any unlawful, unfair or fraudulent business act or practice in connection with the $80 Million Loan Documents or $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (xi) any of the Released Parties engaged in any unfair, deceptive, untrue or misleading advertising in connection with the $80 Million Loan Documents or $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (xii) any of the Released Parties committed any act prohibited by California Business and Professions Code Section 17500 in connection with the $80 Million Loan Documents or the $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (xiii) any of the Released Parties engaged in predatory lending practices in connection with the $80 Million Loan Documents or $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (xiv) any of the Released Parties engaged in or committed any act or omission which constitutes fraud, duress, negligence, conversion, defamation or infliction of emotional distress in connection with the $80 Million Loan Documents or $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (xv) any of the Released Parties interfered with IHHI's prospective business advantage in connection with the $80 Million Loan Documents or $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (xvi) any of the Released Parties interfered with IHHI's contractual relations in connection with the $80 Million Loan Documents or $10.7 Million Loan Documents or the Term Sheet or with respect to any of the Borrowers, or Credit Parties or Guarantors; or (xvii) any of the Released Parties acted or failed to act in a manner which directly or indirectly caused or contributed to the business decline, lost profits or other detrimental effects with respect to any of the Borrowers, or Credit Parties or Guarantors; or (xviii) any of the Released Parties acted or failed to act in a manner which directly or indirectly caused or contributed to any of the Borrowers continuing in business while insolvent or otherwise delaying any filing of bankruptcy or similar proceedings; or (xix) any of the Released Parties utilized threats, coercion, undue influence or other methods of causing the Releasing Parties to voluntarily or involuntarily agree to the releases, waivers, covenants not to sue and indemnities set forth in Sections 3.6, 3.7 and 3.8 of this Forbearance Agreement; or (xx) any of the Released Parties was party to or acted or failed to act in a manner which directly or indirectly gave rise to a principal-agent relationship with any of the Releasing Parties. The foregoing releases and waivers are permanent and shall survive the expiration or termination of this Forbearance Agreement

          (C) In order to induce the Released Parties to enter into this Forbearance Agreement, effective upon the Effective Date of this Forbearance Agreement, each of the Releasing Parties fully, forever and irrevocably releases, waives, relinquishes and discharges each of the Released Parties from any and all claims, rights, demands, debts, causes of action, charges, expenses, damages, attorneys' fees and costs, obligations or liabilities of any and every kind, nature and character whatsoever, whether or not now known, suspected or unsuspected, which any of the Releasing Parties may have had, may now have or may in the future claim to have against the Released Parties arising out of, or related in any manner to any alleged act or omission to act which occurred prior to the Effective Date of this Forbearance Agreement.

     The Releasing Parties hereto have been fully advised by their respective attorneys of the contents and effect of the applicable provisions under the laws of the State of Nevada and the State of California upon the rights of each of them, which provisions state substantially as follows:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

EACH OF THE RELEASING PARTIES ACKNOWLEDGES THAT THEY MAY HAVE SUSTAINED DAMAGES, LOSSES, FEES, COSTS OR EXPENSES WHICH ARE PRESENTLY UNKNOWN AND UNSUSPECTED, AND, NOTWITHSTANDING THE FOREGOING PROVISIONS OF STATE LAW, AND ARE EXPRESSLY WAIVING THE SAME. EACH OF THE RELEASING PARTIES AGREES THAT IT INTENDS TO RELEASE EVEN UNKNOWN OR UNSUSPECTED CLAIMS. EACH OF THE RELEASING PARTIES REPRESENTS THAT IT HAS CONSULTED WITH ITS LEGAL COUNSEL REGARDING ITS CLAIMS AND POTENTIAL CLAIMS AGAINST THE RELEASED PARTIES, AND HAS CAREFULLY READ AND UNDERSTAND ALL THE PROVISIONS OF THIS FORBEARANCE AGREEMENT, AND HAS VOLUNTARILY ENTERED INTO THIS FORBEARANCE AGREEMENT. THE FOREGOING RELEASES AND WAIVERS SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS FORBEARANCE AGREEMENT.

     3.7 Covenants Not to Sue. Each of the Releasing Parties hereby promises, covenants and agrees not to sue any of the Released Parties, and not to bring any legal action or proceeding of any kind against any of the Released Parties, in any court or administrative proceeding, in any venue, which legal action or proceeding violated any covenant, condition, representation or warranty made by the Released Parties in this forbearance agreement, or directly or indirectly seeks to (a) obtain or procure issuance of any temporary restraining order, or a preliminary injunction, or a permanent injunction, or any other equitable or provisional relief against any of the released parties based on acts or omissions which occurred prior to the effective date of this forbearance agreement, or (b) impose or bring any lender liability claims on or against any of the Released Parties based on acts or omissions which occurred prior to the effective date of this forbearance agreement, or (c) obtain or impose on any of the released parties any Injunctive

Relief based on acts or omissions which occurred prior to the Effective Date of this Forbearance Agreement. The foregoing covenants not to sue are permanent and shall survive the expiration or termination of this Forbearance Agreement.

     3.8 Indemnity. Each of the Releasing Parties hereby jointly and severally agrees to and shall indemnify, defend, protect and hold each of the Released Parties free and harmless from and against any and all legal actions, suits, proceedings or claims brought or asserted against any of the Released Parties for damages, losses, liabilities and expenses (including reasonable attorneys' fees, witness and expert witness fees, court fees and charges, and disbursements and other costs of investigation or defense, including those incurred upon any appeal or in any Bankruptcy Proceeding defined below) (collectively the "INDEMNIFIED LIABILITIES") directly or indirectly arising out of or relating to:
(a) the execution and delivery of this Forbearance Agreement by any Released Party; or (b) the execution and delivery of any of the $80 Million Loan Documents or of any of the $10.7 Million Loan Documents or the Term Sheet by any of the Released Parties; or (c) the making of the $80 Million Credit Facility and/or the $10.7 Million Loan by any of the Released Parties; or (d) any Lender Liability Claim brought or asserted against any of the Released Parties; provided, that neither Borrowers nor any Credit Party nor any Guarantor shall be liable for any Indemnified Liabilities to the extent that such Indemnified Liability directly results from the accused Released Parties' own gross negligence or willful misconduct. NO RELEASED PARTY SHALL BE RESPONSIBLE OR LIABLE TO ANY OF THE RELEASING PARTIES, OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH RELEASING PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF HAVING EXECUTED THIS AGREEMENT OR AS A RESULT OF ANY CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY $80 MILLION LOAN DOCUMENT OR ANY $10.7 MILLION LOAN DOCUMENT OR THE TERM SHEET, OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER. THE FOREGOING INDEMNITIES SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS FORBEARANCE AGREEMENT.

     3.9 Reaffirmations, Amendments and Restatements. Each Borrower, each Credit Party and each Guarantor hereby reaffirms the grants of security interests given by each Borrower and each Credit Party to each Lender under the $80 Million Loan Documents and under the $10.7 Million Loan Documents. Each Borrower, each Credit Party and each Guarantor agrees that the $80 Million Loan Documents and the $10.7 Million Loan Documents shall be and hereby are deemed amended to provide that the same secure and evidence the Obligations set forth in said $80 Million Loan Documents and $10.7 Million Loan Documents, as applicable, as may be modified by this Forbearance Agreement and by all renewals of extensions of modifications of, refinancing of consolidations of and substitutions for the Obligations set forth in the $80 Million Loan Documents and in the $10.7 Million Loan Documents, as applicable. Each Borrower, each Credit Party and each Guarantor agrees that the security interests granted by each Borrower and each Credit Party to each Lender are valid and perfected by the Financing Statements on file in the State of California and in the State of Nevada showing the applicable Lender as the Secured Party and showing the applicable Borrower and Credit Party as the Debtor.

4. REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS AND WAIVERS.

     To induce each of the Released Parties to forbear from pursuing its rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and under the Term Sheet, each of the Releasing Parties make the following representations and warranties to each of the Released Parties, each and all of which are permanent and shall survive the execution, delivery, expiration or earlier termination of this Forbearance Agreement and the occurrence of a Terminating Event.

     4.1 Existence; Compliance with Applicable Laws. Each Borrower, each Credit Party and each Guarantor (a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization; (b) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (c) has the requisite power and authority and the legal right to own, pledge, mortgage, or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now conducted or proposed to be conducted; and (d) is in compliance with its articles of incorporation or articles of organization, and its bylaws and operating agreements, as applicable.

     4.2 Power, Authorization, Enforceable Obligations. The execution, delivery and performance by each Borrower, each Credit Party and each Guarantor (individually a "PERSON") of this Forbearance Agreement: (a) is within such Person's power; (b) have been duly authorized by all necessary corporate or limited liability company action; (c) does not contravene any provision of such Person's articles, bylaws, agreement of organization, or operating agreement as applicable; (d) does not violate any law or regulation, or any order or decree of any court or Governmental Authority (as defined in the $80 Million Credit Agreement); (e) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) does not result in the creation or imposition of any Lien (as defined in the $80 Million Credit Agreement) upon any of the property of such Person other than those in favor of each Lender pursuant to the $80 Million Loan Documents and the $10.7 Million Loan Documents; and (g) does not require the consent or approval of any Governmental Authority or any other Person. This Forbearance Agreement has been duly executed and delivered by each Borrower, each Credit Party and each Guarantor and constitutes the legal, valid and binding obligation of each such Borrower, and each such Credit Party, and each such Guarantor, enforceable against it in accordance with its terms.

     4.3 Ratification of Loan Documents. Each Borrower, each Credit Party and each Guarantor hereby ratifies and confirms that (a) each and every of the $80 Million Loan Documents and $10.7 Million Loan Documents remains enforceable according to their terms, and (b) there are no known defenses and they have no known defenses to enforcement of the $80 Million Loan Documents and/or the $10.7 Million Loan Documents.

     4.4 Other Obligations Subordinate to Obligations in Loan Documents. Each Borrower, each Credit Party and each Guarantor represents and warrants that all loans, debts, agreements, liabilities and other obligations of said parties are subordinate to their obligation to repay the Obligations as defined in and as set forth in the $80 Million Loan Documents and the $10.7 Million Loan Documents.

     4.5 No Litigation. No action, claim, lawsuit, demand, investigation or proceeding is now pending or threatened against any Borrower or any Credit Party or any Guarantor before any Governmental Authority or before any arbitrator or panel of arbitrators; and no Borrower, or Credit Party, or Guarantor has brought or is contemplating bringing an action, claim, lawsuit, demand, investigation or proceeding against either Lender.

     4.6 Reaffirmation of Guaranties. Each of the Guarantors hereby reaffirms, remakes and restates each and every term, condition, and provision of its respective $80 Million Guaranty Agreement and $10.7 Million Guaranty Agreement. Each Guarantor hereby agrees that its obligations under its respective $80 Million Guaranty Agreement and $10.7 Million Guaranty Agreement shall be unconditional, irrespective of: (a) the absence of any attempt to collect the $80 Million Credit Facility and/or the $10.7 Million Loan from any Borrower or any Guarantor or other action to enforce the same; (b) the waiver or consent by a Lender with respect to any provision of any of the $80 Million Loan Documents or $10.7 Million Loan Documents, or any other agreement now or hereafter executed by any Borrower and delivered to either Lender; (c) either Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss.101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code; (d) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under
Section 364 of the Bankruptcy Code; or (e) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of either Lender's claims for repayment of the $80 Million Credit Facility and/or $10.7 Million Loan. Each Guarantor further reaffirms that its obligations under its respective $80 Million Guaranty Agreement and $10.7 Million Guaranty Agreement are primary and are separate and distinct from each Borrower's obligations. Each Guarantor further represents and warrants that it has no defenses or claims against either Lender that would or might affect the enforceability of its $80 Million Guaranty Agreement or $10.7 Million Guaranty Agreement and that its guaranty under its respective Guaranty Agreements remains in full force and effect. Each Guarantor irrevocably and permanently waives any and all rights of subrogation, reimbursement, indemnity, contribution or any other claim arising from the existence of performance of its guaranty under each of such Guaranty Agreements which each Guarantor now has or hereafter may have against any Borrower or any other person or entity (or their respective properties) directly or contingently liable for said obligations. Each Guarantor understands that if either Lender forecloses by trustee's sale on one or more of the $80 Million Deeds of Trust, each Guarantor might then have a defense preventing either Lender from thereafter enforcing said Guarantor's liability for the unpaid balance of the $80 Million Credit Facility and/or $10.7 Million Loan. This defense arises because the trustee's sale would eliminate such Guarantor's right of subrogation, and therefore such Guarantor would be unable to obtain reimbursement from any Borrower. Each Guarantor specifically waives this defense and all rights and defenses that such Guarantor may have because the $80 Million Credit Facility or $10.7 Million Loan is secured by real property. This means, among other things: (i) each Lender may collect from each Guarantor without first foreclosing on any real or personal property collateral pledged by any

Borrower; and (ii) if either Lender forecloses on any real property collateral pledged by any Borrower: (A) the amount of the $80 Million Credit Facility and/or the $10.7 Million Loan may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) either Lender may collect from each Guarantor even if such Lender, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from any Borrower. This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because the $80 Million Credit Facility and/or $10.7 Million Loan is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or similar laws in other states, including the State of Nevada. Each Guarantor waives all rights and defenses arising out of an election of remedies by either Lender, even though that election of remedies, such as non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed said Guarantor's rights of subrogation and reimbursement against any Borrower by operation of Section 580d of the California Code of Civil Procedure or any similar laws in other states, including the State of Nevada.

     4.7 Waiver of Objection to Lender's Motion for Relief from Automatic Stay. As consideration for and as an inducement to each of the Released Parties to enter into this Forbearance Agreement, each Borrower, each Credit Party and each Guarantor represents and warrants that (a) should any Borrower or any Credit Party or any Guarantor file a petition or have a petition filed against it seeking relief under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law ("BANKRUPTCY PROCEEDING"); and (b) should any of the Released Parties become subject to any automatic stay imposed in said Bankruptcy Proceeding, then (c) each Borrower, each Credit Party and each Guarantor which is subject to a Bankruptcy Proceeding hereby irrevocably and unequivocally agree that it shall not object to nor file any motion or pleading or document in objection to, any motion filed by the any of the Released Parties in the Bankruptcy Proceeding seeking relief from the automatic stay.

     4.8 No Defaults. Each Borrower, each Credit Party and each Guarantor represents and warrants that, except for the referenced $80 Million Event of Default and the $10.7 Million Event of Default, no other known breaches, defaults or events of default have occurred under the $80 Million Loan Documents or the $10.7 Million Loan Documents which have not been cured or which are continuing.

     4.9 No Offsets. Each Borrower, each Credit Party and each Guarantor represents and warrants that it has no offset, credit, claim or setoff against any amount due or owing under the $80 Million Loan Documents or $10.7 Million Loan Documents, including but not limited to the aggregate total of $73,213,575.06 in principal and interest due and owing on the $80 Million Credit Facility as of June 1, 2007 and the aggregate total of $10,809,052.05 in principal and interest due and owing on the $10.7 Million Loan as of June 1, 2007.

     4.10 Authorizing Resolutions. Attached hereto as Exhibit "A" is the Unanimous Written Consent of the Board of Directors of IHHI authorizing IHHI to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "B" is the Unanimous Written Consent of the Board of Directors of WMC-SA authorizing WMC-SA to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "C" is the Unanimous Written Consent of the Board of Directors of WMC-A authorizing WMC-A to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "D" is the Unanimous Written Consent of the Board of Directors of Coastal authorizing Coastal to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "E" is the Unanimous Written Consent of the Board of Directors of Chapman authorizing Chapman to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "F" is the Unanimous Written Consent of the Managers and Members of PCHI authorizing PCHI to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "G" is the Unanimous Written Consent of the Managers of West Coast authorizing West Coast to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "H" is the Unanimous Written Consent of the Sole Manager and Sole Member of Ganesha authorizing Ganesha to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "I" is the Unanimous Written Consent of the Sole Manager of OC-PIN authorizing OC-PIN to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein.

     4.11 Advice of Legal Counsel. Each Borrower, each Credit Party and each Guarantor represents, warrants and covenants that it has consulted with and received advice from its own legal counsel, that it has read this Forbearance Agreement and/or that its legal counsel has explained the contents of this Forbearance Agreement, that it understands the terms and conditions of this Forbearance Agreement, that it understands the legal consequences of executing this Forbearance Agreement, and agrees to execute the same.

5. EVENTS OF DEFAULT; RIGHTS AND REMEDIES.

     5.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Forbearance Agreement:

          (A) An Event of Default (other than the $80 Million Event of Default or the $10.7 Million Event of Default) occurs under any of the $80 Million Loan Documents or under any of the $10.7 Million Loan Documents.

          (B) A case or proceeding is commenced against any Borrower or any Credit Party or any Guarantor seeking a decree or order in respect of such Borrower or such Credit Party or such Guarantor (i) under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law; (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Borrower or such Credit Party or such Guarantor or for any substantial part of any such Borrower or such Credit Party or such Guarantor's assets; or (iii) ordering the winding-up or liquidation of the affairs of such Borrower or such Credit Party or such Guarantor, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or a decree or order granting the relief sought in such case or proceeding is granted by a court of competent jurisdiction.

          (C) Any Borrower or any Credit Party or any Guarantor (i) files a petition seeking relief under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law; or (ii) consents to or fails to contest in a timely and appropriate manner the institution of proceedings thereunder or the filing of any such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Borrower or such Credit Party or such Guarantor or for any substantial part of any such Borrower or such Credit Party or such Guarantor's assets; or (iii) makes a general assignment for the benefit of creditors; or
(iv) takes any action in furtherance of any of the foregoing; or (v) admits in writing its inability to, or is generally unable to, pay its debts as such debts become due.

          (D) Any Borrower or any Credit Party or any Guarantor enters into any agreement with any other lender, creditor or third party which materially impairs the ability of any Borrower, any Credit Party or any Guarantor to perform their obligations under this Forbearance Agreement or to perform their obligations under the $80 Million Loan Documents or the $10.7 Million Loan Documents.

          (E) Any Borrower or any Credit Party or any Guarantor asserts that any of the $80 Million Loan Documents, or any of the $10.7 Million Loan Documents, or this Forbearance Agreements, is/are invalid or unenforceable for any reason.

          (F) Any Borrower or any Credit Party or any Guarantor commits a breach or default under this Forbearance Agreement (other than those referenced in Sections 5.1(a) through and including (d) hereinabove) and the same remains uncured for five (5) or more calendar days after receipt of notice thereof from any of the Released Parties.

     5.2 Remedies. If an Event of Default occurs under this Forbearance Agreement, either Lender may, without notice, terminate the Agreement to Forbear, in which event each Lender shall have the right in its sole and absolute discretion, but not the obligation, to: (a) record notices of default with respect to any or all of the $80 Million Deeds of Trust and proceed with the non-judicial foreclosure process; or (b) file, serve, take or initiate any legal action or proceeding against any one or more of the Borrowers, or Credit Parties or Guarantors that such Lender is permitted to take under the $80 Million Loan Documents and/or $10.7 Million Loan Documents (including, but not limited to, filing a complaint for judicial foreclosure, and/or filing a complaint to enforce the obligations of PCHI and/or OC-PIN under their respective $80 Million Guaranty Agreements and $10.7 Million Guaranty Agreements); or (c) pursue each and every of the other rights and remedies granted to either Lender in the $80 Million Loan Documents, the $10.7 Million Loan Documents, the PCHI $80 Million Guaranty Agreement and PCHI $10.7 Million Guaranty Agreement, the OC-PIN $80 Million Guaranty Agreement and OC-PIN $10.7 Million Guaranty Agreement; (d) commence charging, and maintain in effect at the Default Rate of interest (as defined in the $80 Million Credit Agreement and the $10.7 Million Credit Agreement, as applicable) then in force and effect; or (e) either continue in effect the suspension of the Line of Credit with respect to further Advances or terminate the $30 Million Line of Credit with respect to further Advances, in each Lender's sole and absolute discretion; or (f) take any other act permitted by the $80 Million Loan Documents, or by the $10.7 Million Loan Documents, or in law or in equity.

     5.3 Waivers. Each Borrower, each Credit Party and each Guarantor agrees as follows:

          (A) Except as otherwise provided for in this Forbearance Agreement or by applicable law, each Borrower, each Credit Party and each Guarantor waives:
(i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate and notice of acceleration, protest, default, nonpayment, maturity, release, compromise, or settlement; (ii) all rights to notice and a hearing prior to either Lender's taking possession or control of, or to either Lender's replevy, attachment or levy upon, the Collateral (as defined in the $80 Million Credit Agreement or the $10.7 Million Credit Agreement, as applicable); or (iii) the requirement of any bond or security that might be required by any court prior to allowing either Lender to exercise any of its remedies; and (iv) the benefit of all valuation, appraisal, marshaling and exemption laws.

          (B) One or more persons who may be a director, or an officer, or a shareholder, or a manager, or a member, of a Borrower or a Credit Party or a Guarantor, may also be a director, or an officer, or a shareholder, or a manager, or a member, in another Borrower or another Credit Party or another Guarantor. If said person is in a position to manage or control one or both of said Borrowers, or one or both of said Credit Parties, or one or both of said Guarantors, said person may be deemed to be an "INSIDER" as that term is defined in 11 U.S.C. ss. 101. If any Borrowers or any Credit Parties or any Guarantors have or share an Insider, then each such Borrower and/or Credit Party and/or Guarantor that has or shares an Insider hereby expressly waives, covenants and agrees not to bring or assert any cause of action or claim (as defined in 11 U.S.C. ss. 101) against any other Borrower or Credit Party or Guarantor that it may now have or that it may hereafter have, which cause of action or claim seeks to prevent any Borrower or any Credit Party or any Guarantor from making a payment to either Lender of any amounts which said Borrower or Credit Party or Guarantor is obligated to make to such Lender under this Forbearance Agreement or under any of the $80 Million Loan Documents or $10.7 Million Loan Documents.

6. MISCELLANEOUS.

     6.1 Complete Agreement. This Forbearance Agreement constitutes the complete agreement between the Releasing Parties and the Released Parties with respect to the subject matter hereof.

     6.2 Amendments and Waivers. Except for actions expressly permitted to be taken by any of the Released Parties, no amendment, modification, termination or waiver of any provision of this Forbearance Agreement shall be effective unless the same shall be in writing and signed by the each Lender, by MCC, by all of the Borrowers, by the Credit Parties and by the Guarantors.

     6.3 Reimburse Lender for All Fees and Expenses. All Borrowers hereby agree to and shall: (a) on the Effective Date, pay to each Lender and MCC all attorneys' fees (including inhouse counsel and outside counsel), statutory and non-statutory costs, charges, expenses, foreclosure fees, trustee fees, recording charges, consultants fees, appraisal fees and other costs or expenses directly or indirectly paid or incurred by either Lender or MCC in connection with the $80 Million Event of Default, and the $10.7 Million Event of Default, and the Term Sheet, and this Forbearance Agreement; and (b) following the Effective Date, within ten (10) calendar days of receipt of written demand therefor, reimburse each Lender and/or MCC for all attorneys' fees (including in-house counsel and outside counsel), statutory and non-statutory costs, charges, expenses, foreclosure fees, trustee fees, recording charges, consultants fees, appraisal fees and other costs or expenses directly or indirectly paid or incurred by either Lender or MCC in connection with the $80 Million Event of Default and the $10.7 Million Event of Default, and the Term Sheet, and this Forbearance Agreement. If Borrowers for any reason fails to reimburse any Lender or MCC the referenced fees and costs within ten (10) calendar days of receipt of written demand therefor, such Lender or MCC shall have the right, without further notice, to make a draw upon the $30 Million Line of Credit Loan in the name and for the benefit of Borrowers in the amount of the fees and costs demanded. In said event, the amount drawn by such Lender or MCC shall automatically be deemed an approved Line of Credit Advance made by Borrowers from the $30 Million Line of Credit Loan pursuant to Section 1.8(b) of the $80 Million Credit Agreement and the same shall be repaid by Borrowers pursuant to the terms of the $30 Million Line of Credit Note.

     6.4 No Waiver. A Lender's failure, at any time or times, to require strict performance by the Borrowers or the Credit Parties or the Guarantors of any provision of this Forbearance Agreement or any $80 Million Loan Document or any $10.7 Million Loan Document shall not waive, affect or diminish any right of either Lender or MCC thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of an Event of Default under this Forbearance Agreement shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same is of the same or a different type. None of the undertakings, agreements, waivers, releases, warranties, covenants and representations of any Borrower or any Credit Party or any Guarantor contained in this Forbearance Agreement, and no Event of Default, shall be deemed to have been suspended or waived by either Lender, unless an unequivocal waiver or suspension is set forth in a writing signed by the waiving said Lender.

     6.5 Remedies. Each Lender's and MCC's rights and remedies under this Forbearance Agreement shall be cumulative and nonexclusive of any other rights and remedies that either Lender or MCC may have under any other agreement, including the $80 Million Loan Documents and the $10.7 Million Loan Documents, by operation of law or otherwise.

     6.6 Discretion. If any term or condition of this Forbearance Agreement requires the submission of evidence of the existence or non-existence of a specified fact or facts, Lenders and MCC shall, at all times, be free independently to establish to their reasonable satisfaction and in their reasonable discretion such existence or non-existence. Whenever Lender's or MCC's judgment, consent or approval is required hereunder or thereunder for any matter, or either Lender or MCC shall have an option or election hereunder or thereunder, such judgment, the decision as to whether or not to consent to or approve the same or the exercise of such option or election shall be in the discretion of each Lender and MCC, reasonably exercised, unless otherwise specifically provided herein. Such reasonable exercise of discretion may include reliance upon advice from counsel for the Lenders and for MCC, or other professionals, as the context may require. Wherever it is specifically provided in this Forbearance Agreement the consent or approval of each Lender and MCC must be obtained by a Borrower or Credit Party or

Guarantor, such consent or approval shall not be unreasonably withheld or delayed, but in all cases such consent or approval shall be provided to a Borrower or a Credit Party or a Guarantor, as the case may be, conditioned upon all other required consents or approvals from other parties having been obtained prior to the consent or approval of either Lender and MCC becoming effective; in any case, neither Lender nor MCC shall have any liability to any Borrower or to any Credit Party or to any Guarantor or to any other party for their reasonable and good faith refusal or failure to give any such consent or approval, and each Borrower and each Credit Party and each Guarantor shall indemnify, protect, defend and hold each Lender and MCC harmless against any such claims, losses and liabilities arising therefrom. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default under this Forbearance Agreement, all consents and approvals and other matters requiring either Lender's or MCC's discretion under this Forbearance Agreement shall be at the sole discretion of said Lender and MCC.

     6.7 Severability. Wherever possible, each provision of this Forbearance Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Forbearance Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Forbearance Agreement.

     6.8 Survival. Each and every of the promises, covenants, representations, warranties, obligations, releases, waivers and indemnities of the parties to this Forbearance Agreement and the parties to the $80 Million Loan Documents and $10.7 Million Loan Documents shall survive the expiration or termination of this Forbearance Agreement, the expiration or termination of the Agreement to Forbear, and the expiration or termination of the Forbearance Period.

     6.9 Conflict of Terms. Except as otherwise provided in this Forbearance Agreement, if any provision contained in this Forbearance Agreement conflicts with any provision in any of the $80 Million Loan Documents or $10.7 Million Loan Documents, the provision contained in this Forbearance Agreement shall govern and control.

     6.10 Confidentiality. Each of the Borrowers, the Credit Parties and the Guarantors and Lender covenants and agrees to keep and maintain this Forbearance Agreement, the terms and conditions set forth in this Forbearance Agreement, and all documents and instruments executed or delivered in connection with this Forbearance Agreement (hereinafter, "Confidential Information") confidential for a period of two (2) years following the Effective Date hereof, except that Confidential Information: (a) may be disclosed to persons employed or engaged by either Lender or MCC or the Borrowers, the Credit Parties and the Guarantors;
(b) may be disclosed as required or requested by any governmental authority or reasonably believed (based on advice of counsel) to be compelled by any court decree, subpoena or legal or administrative order or process; (c) may be disclosed as required by law; (d) may be disclosed in connection with the exercise by either Lender of any right or remedy granted to it under the $80 Million Loan Documents or under the $10.7 Million Loan Documents or this Forbearance Agreement or in connection with any legal action or proceeding relating to enforcing or interpreting any of the $80 Million Loan Documents or the $10.7 Million Loan Documents or this Forbearance Agreement; or (e) may be disclosed to if the Confidential Information ceases to be confidential through no fault of any of the parties to this Forbearance Agreement. If any party to this Forbearance Agreement is required in any proceeding, by any court decree, subpoena or legal or administrative order or process, to disclose any Confidential Information, said party will use commercially reasonable efforts to give the other parties prompt written notice of such request so that any Borrower or any Credit Party or any Guarantor or either Lender or MCC may seek an appropriate protective order. If in the absence of a protective order, a party to this Forbearance Agreement is compelled in a proceeding to disclose any such Confidential Information, the disclosing party may disclose such portion of such Confidential Information that it is compelled to disclose; provided, however, that the disclosing party agrees to and shall use commercially reasonable efforts to provide to Borrowers and to Credit Parties and to Guarantors and to both Lenders and MCC, as applicable, written notice of the information to be disclosed as far in advance of its disclosure as is practicable.

     6.11 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE $80 MILLION LOAN DOCUMENTS OR IN ANY OF THE $10.7 MILLION LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS FORBEARANCE AGREEMENT AND THE OBLIGATIONS SET FORTH HEREIN SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER AND EACH CREDIT PARTY AND EACH GUARANTOR AND EACH LENDER AND MCC HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEVADA AND/OR THE FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA USING NEVADA LAW, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE BORROWERS AND THE CREDIT PARTIES AND THE GUARANTORS ON THE ONE HAND, AND THE LENDERS AND MCC, ON THE OTHER HAND, PERTAINING TO THIS FORBEARANCE AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS FORBEARANCE AGREEMENT. PROVIDED HOWEVER, NOTHING IN THIS FORBEARANCE AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE EITHER LENDER OR MCC FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN THE STATE OF CALIFORNIA, UNDER CALIFORNIA LAW, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS SET FORTH IN THE $80 MILLION LOAN DOCUMENTS OR IN THE $10.7 MILLION LOAN DOCUMENTS OR IN THIS FORBEARANCE AGREEMENT, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF EITHER LENDER OR MCC. EACH BORROWER AND EACH CREDIT PARTY AND EACH GUARANTOR AND EACH LENDER AND MCC EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION(S) IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT(S), AND EACH BORROWER, EACH CREDIT PARTY, EACH GUARANTOR, AND EACH LENDER AND MCC HEREBY WAIVE ANY OBJECTION THAT SUCH BORROWER OR SUCH CREDIT PARTY OR GUARANTOR OR SUCH LENDER OR MCC MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER, EACH CREDIT

PARTY, EACH GUARANTOR AND EACH LENDER AND MCC HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER, CREDIT PARTIES, GUARANTORS OR TO EITHER LENDER OR MCC AT THE ADDRESS SET FORTH IN ANNEX D OF THE $80 MILLION CREDIT AGREEMENT OR IN ANNEX B OF THE $10.7 MILLION CREDIT AGREEMENT, AS APPLICABLE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S, SUCH CREDIT PARTY'S, SUCH GUARANTOR'S OR SUCH LENDER'S OR MCC'S ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID.

     6.12 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Forbearance Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered upon the earlier of: (a) actual receipt; or (b) three
(3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with postage prepaid; or (c) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as provided in this Section 6.11(b) above); or (d) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (e) when delivered, if hand-delivered by messenger. All of the foregoing shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Annex D to the $80 Million Credit Agreement or Annex B to the $10.7 Credit Agreement or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated in Annex D to the $80 Million Credit Agreement or Annex B to the $10.7 Credit Agreement shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     6.13 No Third Party Beneficiaries. The undersigned do not intend that there are or will be, and there are not, any third party beneficiaries to this Forbearance Agreement, including any debtor or trustee in bankruptcy or successor-in-interest to any of the undersigned.

     6.14 Time. Time is of the essence of this Forbearance Agreement.

     6.15 Attorneys' Fees and Costs. If any party to this Forbearance Agreement institutes a suit against any other party to this Forbearance Agreement for violation of or to enforce or interpret this Forbearance Agreement, or if any party to this Forbearance Agreement intervenes in any suit in which any other party to this Forbearance Agreement seeks to enforce or protect its interest or rights hereunder, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys' fees, statutory and non-statutory costs of suit, filing fees and charges, expert witness fees, fees of any arbitrators or mediators, printing, copying, telephone and facsimile expenses, messenger and courier services costs, and other similar costs or expenses of suit, which shall be the joint and several obligation(s) of the non-prevailing party or parties and shall be payable upon demand.

     6.16 Section Titles. The Section titles contained in this Forbearance Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     6.17 Counterparts. This Forbearance Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

     6.18 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND TO THE EXTENT PERMITTED BY APPLICABLE LAWS, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG EITHER LENDER AND/OR MCC, AND ANY BORROWER, ANY CREDIT PARTY AND/OR ANY GUARANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS FORBEARANCE AGREEMENT OR ANY OF THE $80 MILLION LOAN DOCUMENTS OR ANY OF THE $10.7 MILLION LOAN DOCUMENTS OR THE TERM SHEET OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     6.19 Reinstatement. This Forbearance Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Borrower or any Credit Party or any Guarantor for liquidation or reorganization, should any Borrower or any Credit Party or any Guarantor become insolvent or make a general assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Borrower's or any Credit Party's or any Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations (as defined in the $80 Million Credit Agreement or the $10.7 Million Credit Agreement, as applicable), or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     6.20 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Forbearance Agreement. In the event an ambiguity or question of intent or interpretation arises, this Forbearance Agreement shall be construed as if drafted jointly by all parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Forbearance Agreement.

     6.21 Exhibits. Exhibits "A", "B", "C", "D", "E", "F", "G", "H" and "I"
attached to this Forbearance Agreement are incorporated by this reference as if fully set forth herein.

     6.22 Authority. The persons signing below represent and warrant that they have the requisite authority to bind the entities on whose behalf they are signing.








             [NO FURTHER TEXT ON THIS PAGE. SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Forbearance Agreement will be deemed effective as of the Effective Date first above written.


                                BORROWERS:
                                ----------

                                INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                a Nevada corporation


                                By: /s/ Bruce Mogel
                                    ---------------------------------
                                    Bruce Mogel, CEO


                                WMC-SA, INC.,
                                a California corporation


                                By: /s/ Larry B. Anderson
                                    ---------------------------------
                                    Larry B. Anderson, President



                                WMC-A, INC.,
                                a California corporation


                                By: /s/ Larry B. Anderson
                                    ---------------------------------
                                    Larry B. Anderson, President



                                COASTAL COMMUNITIES HOSPITAL, INC.,
                                a California corporation


                                By: /s/ Larry B. Anderson
                                    ---------------------------------
                                    Larry B. Anderson, President


                                CHAPMAN MEDICAL CENTER, INC.,
                                a California corporation


                                By: /s/ Larry B. Anderson
                                    ---------------------------------
                                    Larry B. Anderson, President


                           [SIGNATURE PAGE CONTINUES]

                                CREDIT PARTIES:
                                ---------------

                                PACIFIC COAST HOLDINGS INVESTMENT, LLC,
                                a California limited liability company,


                                By: /s/ Anil V. Shah
                                    ---------------------------------
                                    Anil V. Shah, M.D., Manager


                                By: /s/ Kali P. Chaudhuri
                                    ---------------------------------
                                    Kali P. Chaudhuri, M.D., Manager



                                WEST COAST HOLDINGS, LLC,
                                a California limited liability company,


                                By: /s/ Anil V. Shah
                                    ---------------------------------
                                    Anil V. Shah, M.D., Manager


                                GANESHA REALTY, LLC,
                                a California limited liability company


                                By: /s/ Kali P. Chaudhuri
                                    ---------------------------------
                                    Kali P. Chaudhuri, M.D., Manager


                                GUARANTORS:
                                -----------


                                PACIFIC COAST HOLDINGS INVESTMENT, LLC,
                                a California limited liability company,


                                By: /s/ Anil V. Shah
                                    ---------------------------------
                                    Anil V. Shah, M.D., Manager


                                By: /s/ Kali P. Chaudhuri
                                    ---------------------------------
                                    Kali P. Chaudhuri, M.D., Manager



                                ORANGE COUNTY PHYSICIANS INVESTMENT
                                NETWORK, LLC, a Nevada limited
                                liability company,


                                By: /s/ Anil V. Shah
                                    ---------------------------------
                                    Anil V. Shah, M.D., Manager


                                By: ____________________________________
                                    Name:_______________________________
                                    Title: _____________________________


                           [SIGNATURE PAGE CONTINUES]

                                LENDERS:
                                --------

                                MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation,


                                By: /s/ Joseph J. Lampariello
                                    ---------------------------------
                                    Joseph J. Lampariello, President and COO



                                MEDICAL PROVIDER FINANCIAL CORPORATION III, a Nevada corporation,


                                By: /s/ Joseph J. Lampariello
                                    ---------------------------------
                                    Joseph J. Lampariello, President and COO




                                MCC:
                                ----

                                MEDICAL CAPITAL CORPORATION,
                                a Nevada corporation,


                                By: /s/ Joseph J. Lampariello
                                    ---------------------------------
                                    Joseph J. Lampariello, President and COO

                                   EXHIBIT "A"
                                   -----------

                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                      INTEGRATED HEALTHCARE HOLDINGS, INC.

                                  June __, 2007


     Pursuant to N.R.S. Section 78.315, as amended, the undersigned, being the entire Board of Directors (the "Board") of Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR
                              --------------------

     WHEREAS, the Corporation, WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), Chapman Medical Center, Inc., a California corporation ("Chapman"), Coastal Communities Hospital, Inc., a California corporation ("Coastal") (the Corporation, WMC-SA, WMC-A, Chapman and Coastal together as "Borrowers"), Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN"), Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the "Credit Parties"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "Guarantors"), and Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II") are parties to that certain $80 Million Credit Agreement dated as of March 3, 2005 ("$80 Million Credit Agreement"), and/or certain other agreements, documents or instruments executed in connection with the $80 Million Credit Agreement. Pursuant to the $80 Million Credit Agreement, MPFC II made available to Borrowers a credit facility in the total amount of $80,000,000 ("$80 Million Credit Facility"). The $80 Million Credit Facility was composed of two (2) separate loans: (i) a $50,000,000 Acquisition Loan ("$50 Million Acquisition Loan"); and (ii) a $30,000,000 Non-Revolving Line of Credit ("$30 Million Line of Credit Loan"). The $50 Million Acquisition Loan was evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$50 Million Note"); and the $30 Million Line of Credit Loan was evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$30 Million Line of Credit Note"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("Official Records") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the Western Medical Center - Santa Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit Agreement) (hereinafter the "$80 Million Fee Deed of Trust"); and (b) that certain Leasehold Deed of Trust, Security Agreement,

Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering the Corporation's interest, as tenant/lessee in the Chapman MOB Lease and the Chapman Hospital Lease (all as defined in the $80 million Credit Agreement (hereinafter, the "$80 Million Leasehold Deed of Trust"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Fee Deed of Trust, the $80 Million Leasehold Deed of Trust, and each of the other documents and instruments (including but not limited to the Guaranty Agreements and Pledge Agreements) executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 Million Loan Documents." The terms and condition set forth in the $80 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the Corporation, WMC-SA, WMC-A, Coastal, Chapman, PCHI, OC-PIN, Ganesha, West Coast and Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 Million Credit Agreement"). Pursuant to the $10.7 Million Credit Agreement, MPFC III made available to the Corporation (as Borrower) a new loan in the amount of $10,700,000 ("$10.7 Million Loan"). The $10.7 Million Loan was evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by Borrower in favor of MPFC III ("$10.7 Million Note"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by the Corporation and MPFC III ("$10.7 Million Security Agreement"), (b) that certain Guaranty Agreement (OCPIN) dated as of December 12, 2005, executed by OC-PIN in favor of MPFC III ("$10.7 Million Guaranty Agreement (OC-PIN)"), and (c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by PCHI in favor of MPFC III ("$10.7 Million Guaranty Agreement (PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement (PCHI), and each of the other documents and instruments (including but not limited to Pledge Agreements) executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 Million Loan Documents." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the $10.7 Million Note matured, and was due and payable in full, on December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower under the $10.7 Million Credit Agreement failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 Million Event of Default"); Borrowers under the $80 Million Credit Agreement failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and committed an event of default under the $80 Million Credit Agreement ("$80 Million Event of Default"); and

     WHEREAS, the principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and the principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632,70 per day; and the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052,05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

     WHEREAS, on February 21, 2007, Medical Capital Corporation, a Nevada corporation ("MCC") and the Corporation executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("Term Sheet"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, the Corporation requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on Corporation `s board of directors and attempts by OC-PIN and PCHI to replace the Corporation's management, OC-PIN and PCHI rejected MCC's refinancing proposal. As a consequence, the Corporation was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet; and

     WHEREAS, the Corporation, the other Borrowers, the Credit Parties and the Guarantors have requested that MPFC II and MPFC III (together, the "Lenders") forbear from exercising their rights and remedies granted to Lenders under the $80 Million Loan Documents and the $10.7 Million Loan Documents, and that MCC waive and relinquish its right under the Term Sheet to charge a two percent (2%) fee; and each Lender desires to forbear from exercising their rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and MCC desires to waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee, solely for the purposes of providing the Borrowers and the Credit Parties and the Guarantors additional time to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing provided by a third-party lender; and

     WHEREAS, a condition to each Lender and MCC agreeing to the foregoing is that the Corporation (along with the other Borrowers, the Credit Parties and the Guarantors) execute and deliver to each Lender and MCC that certain Agreement to Forbear of even date herewith ("Forbearance Agreement"); and

     WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreement on behalf of the Corporation; and

     WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board and its legal counsel, and the Board and its legal counsel believe that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

     NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

     RESOLVED FURTHER, that the Chief Executive Officer and the President of the Corporation (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

     RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by either Lender or by MCC), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

     RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

     RESOLVED FURTHER, that each Lender and MCC may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to each Lender and MCC and receipted for in writing by each Lender and MCC.

                               GENERAL RESOLUTIONS
                               -------------------

     RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

     RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.

     IN WITNESS WHEREOF, the undersigned, constituting all (100%) of the Board of the Corporation, do hereby execute this Unanimous Written Consent of the Board of Directors of the Corporation to be effective as of the date first above written.

                                DIRECTORS:



                                ------------------------------
                                Bruce Mogel



                                ------------------------------
                                Fernando Niebla



                                ------------------------------
                                Anil V. Shah, M.D.



                                ------------------------------
                                Ajay Meka, M.D.



                                ------------------------------
                                Salman Naqvi, M.D.



                                ------------------------------
                                Maury DeWald

                                   EXHIBIT "B"
                                   -----------

                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                                  WMC-SA, INC.


                                  June __, 2007

     Pursuant to Section 307(b) of the California Corporations Code, the undersigned, being the entire Board of Directors (the "Board") of WMC-SA, Inc., a California corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR
                              --------------------

     WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), the Corporation, WMC-A, INC., a California corporation ("WMC-A"), Chapman Medical Center, Inc., a California corporation ("Chapman"), Coastal Communities Hospital, Inc., a California corporation ("Coastal") (IHHI, the Corporation, WMC-A, Chapman and Coastal together as "Borrowers"), Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN"), Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the "Credit Parties"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "Guarantors"), and Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II") are parties to that certain $80 Million Credit Agreement dated as of March 3, 2005 ("$80 Million Credit Agreement"), and/or certain other agreements, documents, or instruments executed in connection with the $80 Million Credit Agreement. Pursuant to the $80 Million Credit Agreement, MPFC II made available to Borrowers a credit facility in the total amount of $80,000,000 ("$80 Million Credit Facility"). The $80 Million Credit Facility was composed of two (2) separate loans: (i) a $50,000,000 Acquisition Loan ("$50 Million Acquisition Loan"); and (ii) a $30,000,000 Non-Revolving Line of Credit ("$30 Million Line of Credit Loan"). The $50 Million Acquisition Loan was evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$50 Million Note"); and the $30 Million Line of Credit Loan was evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$30 Million Line of Credit Note"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("Official Records") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the Western Medical Center - Santa Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit Agreement) (hereinafter the "$80 Million Fee Deed of Trust"); and (b) that certain Leasehold Deed of Trust,

Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering the IHHI's interest, as tenant/lessee in the Chapman MOB Lease and the Chapman Hospital Lease (all as defined in the $80 million Credit Agreement (hereinafter, the "$80 Million Leasehold Deed of Trust"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Fee Deed of Trust, the $80 Million Leasehold Deed of Trust, and each of the other documents and instruments (including but not limited to the Guaranty Agreements and Pledge Agreements) executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 Million Loan Documents." The terms and condition set forth in the $80 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the Corporation, IHHI, WMC-A, Coastal, Chapman, PCHI, OC-PIN, Ganesha, West Coast and Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 Million Credit Agreement"). Pursuant to the $10.7 Million Credit Agreement, MPFC III made available to IHHI (as Borrower) a new loan in the amount of $10,700,000 ("$10.7 Million Loan"). The $10.7 Million Loan was evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by Borrower in favor of MPFC III ("$10.7 Million Note"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by IHHI and MPFC III ("$10.7 Million Security Agreement"), (b) that certain Guaranty Agreement (OC-PIN) dated as of December 12, 2005, executed by OC-PIN in favor of MPFC III ("$10.7 Million Guaranty Agreement (OC-PIN)"), and (c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by PCHI in favor of MPFC III ("$10.7 Million Guaranty Agreement (PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement
(PCHI), and each of the other documents and instruments (including but not limited to Pledge Agreements) executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 Million Loan Documents." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the $10.7 Million Note matured, and was due and payable in full, on December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower under the $10.7 Million Credit Agreement failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 Million Event of Default"); Borrowers under the $80 Million Credit Agreement failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and committed an event of default under the $80 Million Credit Agreement ("$80 Million Event of Default"); and

     WHEREAS, the principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and the principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632,70 per day; and the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052,05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

     WHEREAS, on February 21, 2007, Medical Capital Corporation, a Nevada corporation ("MCC") and IHHI executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("Term Sheet"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, IHHI requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on IHHI's board of directors and attempts by OC-PIN and PCHI to replace IHHI's management, OC-PIN and PCHI rejected MCC's refinancing proposal. As a consequence, IHHI was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet; and

     WHEREAS, the Corporation, the other Borrowers, the Credit Parties and the Guarantors have requested that MPFC II and MPFC III (together, the "Lenders") forbear from exercising their rights and remedies granted to Lenders under the $80 Million Loan Documents and the $10.7 Million Loan Documents, and that MCC waive and relinquish its right under the Term Sheet to charge a two percent (2%) fee; and each Lender desires to forbear from exercising their rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and MCC desires to waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee, solely for the purposes of providing the Borrowers and the Credit Parties and the Guarantors additional time to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing provided by a third-party lender; and

     WHEREAS, a condition to each Lender and MCC agreeing to the foregoing is that the Corporation (along with the other Borrowers, the Credit Parties and the Guarantors) execute and deliver to each Lender and MCC that certain Agreement to Forbear of even date herewith ("Forbearance Agreement"); and

     WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreement on behalf of the Corporation; and

     WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board and its legal counsel, and the Board and its legal counsel believe that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

     NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

     RESOLVED FURTHER, that the Chief Executive Officer and the President of the Corporation (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

     RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by either Lender or by MCC), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

     RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

     RESOLVED FURTHER, that each Lender and MCC may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to each Lender and MCC and receipted for in writing by each Lender and MCC.

                               GENERAL RESOLUTIONS
                               -------------------

     RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

     RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.

     IN WITNESS WHEREOF, the undersigned, constituting all (100%) of the Board of the Corporation, do hereby execute this Unanimous Written Consent of the Board of Directors of the Corporation to be effective as of the date first above written.


                                                DIRECTORS:



                                                -------------------------
                                                Bruce Mogel



                                                -------------------------
                                                Larry B. Anderson

                                   EXHIBIT "C"
                                   -----------

                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                                   WMC-A, INC.

                                  June __, 2007


     Pursuant to Section 307(b) of the California Corporations Code, the undersigned, being the entire Board of Directors (the "Board") of WMC-A, Inc., a California corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR
                              --------------------

     WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), the Corporation, Chapman Medical Center, Inc., a California corporation ("Chapman"), Coastal Communities Hospital, Inc., a California corporation ("Coastal") (IHHI, WMC-SA, the Corporation, Chapman and Coastal together as "Borrowers"), Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN"), Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the "Credit Parties"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "Guarantors"), and Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II") are parties to that certain $80 Million Credit Agreement dated as of March 3, 2005 ("$80 Million Credit Agreement"). Pursuant to the $80 Million Credit Agreement, MPFC II made available to Borrowers a credit facility in the total amount of $80,000,000 ("$80 Million Credit Facility"), and/or certain other agreements, documents, or instruments executed in connection with the $80 Million Credit Agreement. The $80 Million Credit Facility was composed of two (2) separate loans: (i) a $50,000,000 Acquisition Loan ("$50 Million Acquisition Loan"); and
(ii) a $30,000,000 Non-Revolving Line of Credit ("$30 Million Line of Credit Loan"). The $50 Million Acquisition Loan was evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$50 Million Note"); and the $30 Million Line of Credit Loan was evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$30 Million Line of Credit Note"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of

Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("Official Records") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the Western Medical Center - Santa Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit Agreement) (hereinafter the "$80 Million Fee Deed of Trust"); and (b) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering IHHI's interest, as tenant/lessee in the Chapman MOB Lease and the Chapman Hospital Lease (all as defined in the $80 million Credit Agreement (hereinafter, the "$80 Million Leasehold Deed of Trust"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Fee Deed of Trust, the $80 Million Leasehold Deed of Trust, and each of the other documents and instruments (including but not limited to the Guaranty Agreements and Pledge Agreements) executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 Million Loan Documents." The terms and condition set forth in the $80 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the Corporation, IHHI, WMC-SA, Coastal, Chapman, PCHI, OC-PIN, Ganesha, West Coast and Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 Million Credit Agreement"). Pursuant to the $10.7 Million Credit Agreement, MPFC III made available to IHHI (as Borrower) a new loan in the amount of $10,700,000 ("$10.7 Million Loan"). The $10.7 Million Loan was evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by Borrower in favor of MPFC III ("$10.7 Million Note"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by IHHI and MPFC III ("$10.7 Million Security Agreement"), (b) that certain Guaranty Agreement (OC-PIN) dated as of December 12, 2005, executed by OC-PIN in favor of MPFC III ("$10.7 Million Guaranty Agreement (OC-PIN)"), and (c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by PCHI in favor of MPFC III ("$10.7 Million Guaranty Agreement (PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement
(PCHI), and each of the other documents and instruments (including but not limited to Pledge Agreements) executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 Million Loan Documents." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the $10.7 Million Note matured, and was due and payable in full, on December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower under the $10.7 Million Credit Agreement failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 Million Event of Default"); Borrowers under the $80 Million Credit Agreement failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and committed an event of default under the $80 Million Credit Agreement ("$80 Million Event of Default"); and

     WHEREAS, the principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and the principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632,70 per day; and the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052,05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

     WHEREAS, on February 21, 2007, Medical Capital Corporation, a Nevada corporation ("MCC") and IHHI executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("Term Sheet"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, IHHI requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on IHHI's board of directors and attempts by OC-PIN and PCHI to replace IHHI's management, OC-PIN and PCHI rejected MCC's refinancing proposal. As a consequence, IHHI was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet; and

     WHEREAS, the Corporation, the other Borrowers, the Credit Parties and the Guarantors have requested that MPFC II and MPFC III (together, the "Lenders") forbear from exercising their rights and remedies granted to Lenders under the $80 Million Loan Documents and the $10.7 Million Loan Documents, and that MCC waive and relinquish its right under the Term Sheet to charge a two percent (2%) fee; and each Lender desires to forbear from exercising their rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and MCC desires to waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee, solely for the purposes of providing the Borrowers and the Credit Parties and the Guarantors additional time to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing provided by a third-party lender; and

     WHEREAS, a condition to each Lender and MCC agreeing to the foregoing is that the Corporation (along with the other Borrowers, the Credit Parties and the Guarantors) execute and deliver to each Lender and MCC that certain Agreement to Forbear of even date herewith ("Forbearance Agreement"); and

     WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreement on behalf of the Corporation; and

     WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board and its legal counsel, and the Board and its legal counsel believe that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

     NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

     RESOLVED FURTHER, that the Chief Executive Officer and the President of the Corporation (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

     RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by either Lender or by MCC), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

     RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

     RESOLVED FURTHER, that each Lender and MCC may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to each Lender and MCC and receipted for in writing by each Lender and MCC.

                               GENERAL RESOLUTIONS
                               -------------------

     RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

     RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.

     IN WITNESS WHEREOF, the undersigned, constituting all (100%) of the Board of the Corporation, do hereby execute this Unanimous Written Consent of the Board of Directors of the Corporation to be effective as of the date first above written.


                                        DIRECTORS:



                                        -------------------------
                                        Bruce Mogel



                                        -------------------------
                                        Larry B. Anderson

                                   EXHIBIT "D"
                                   -----------

                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                       COASTAL COMMUNITIES HOSPITAL, INC.

                                  June __, 2007


     Pursuant to Section 307(b) of the California Corporations Code, the undersigned, being the entire Board of Directors (the "Board") of Coastal Communities Hospital, Inc., a California corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR
                              --------------------

     WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), the Corporation, Chapman Medical Center, Inc., a California corporation ("Chapman"), (IHHI, WMC-SA, WMC-A, the Corporation and Chapman together as "Borrowers"), Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN"), Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the "Credit Parties"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "Guarantors"), and Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II") are parties to that certain $80 Million Credit Agreement dated as of March 3, 2005 ("$80 Million Credit Agreement"), and/or certain other agreements, documents, or instruments executed in connection with the $80 Million Credit Agreement. Pursuant to the $80 Million Credit Agreement, MPFC II made available to Borrowers a credit facility in the total amount of $80,000,000 ("$80 Million Credit Facility"). The $80 Million Credit Facility was composed of two (2) separate loans: (i) a $50,000,000 Acquisition Loan ("$50 Million Acquisition Loan"); and (ii) a $30,000,000 Non-Revolving Line of Credit ("$30 Million Line of Credit Loan"). The $50 Million Acquisition Loan was evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$50 Million Note"); and the $30 Million Line of Credit Loan was evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$30 Million Line of Credit Note"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("Official Records") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the Western Medical Center - Santa Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit Agreement) (hereinafter the "$80 Million Fee Deed of Trust"); and (b) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering IHHI's interest, as tenant/lessee in the Chapman MOB Lease and the Chapman Hospital Lease (all as defined in the $80 million Credit Agreement (hereinafter, the "$80 Million Leasehold Deed of Trust"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Fee Deed of Trust, the $80 Million Leasehold Deed of Trust, and each of the other documents and instruments (including but not limited to the Guaranty Agreements and Pledge Agreements) executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 Million Loan Documents." The terms and condition set forth in the $80 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the Corporation, IHHI, WMC-SA, WMC-A, Chapman, PCHI, OC-PIN, Ganesha, West Coast and Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 Million Credit Agreement"). Pursuant to the $10.7 Million Credit Agreement, MPFC III made available to IHHI (as Borrower) a new loan in the amount of $10,700,000 ("$10.7 Million Loan"). The $10.7 Million Loan was evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by Borrower in favor of MPFC III ("$10.7 Million Note"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by IHHI and MPFC III ("$10.7 Million Security Agreement"), (b) that certain Guaranty Agreement (OC-PIN) dated as of December 12, 2005, executed by OC-PIN in favor of MPFC III ("$10.7 Million Guaranty Agreement (OC-PIN)"), and (c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by PCHI in favor of MPFC III ("$10.7 Million Guaranty Agreement (PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement
(PCHI), and each of the other documents and instruments (including but not limited to Pledge Agreements) executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 Million Loan Documents." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the $10.7 Million Note matured, and was due and payable in full, on December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower under the $10.7 Million Credit Agreement failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 Million Event of Default"); Borrowers under the $80 Million Credit Agreement failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and committed an event of default under the $80 Million Credit Agreement ("$80 Million Event of Default"); and

     WHEREAS, the principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and the principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632,70 per day; and the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052,05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

     WHEREAS, on February 21, 2007, Medical Capital Corporation, a Nevada corporation ("MCC") and IHHI executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("Term Sheet"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, IHHI requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on IHHI's board of directors and attempts by OC-PIN and PCHI to replace IHHI's management, OC-PIN and PCHI rejected MCC's refinancing proposal. As a consequence, IHHI was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet; and

     WHEREAS, the Corporation, the other Borrowers, the Credit Parties and the Guarantors have requested that MPFC II and MPFC III (together, the "Lenders") forbear from exercising their rights and remedies granted to Lenders under the $80 Million Loan Documents and the $10.7 Million Loan Documents, and that MCC waive and relinquish its right under the Term Sheet to charge a two percent (2%) fee; and each Lender desires to forbear from exercising their rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and MCC desires to waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee, solely for the purposes of providing the Borrowers and the Credit Parties and the Guarantors additional time to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing provided by a third-party lender; and

     WHEREAS, a condition to each Lender and MCC agreeing to the foregoing is that the Corporation (along with the other Borrowers, the Credit Parties and the Guarantors) execute and deliver to each Lender and MCC that certain Agreement to Forbear of even date herewith ("Forbearance Agreement"); and

     WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreement on behalf of the Corporation; and

     WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board and its legal counsel, and the Board and its legal counsel believe that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

     NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

     RESOLVED FURTHER, that the Chief Executive Officer and the President of the Corporation (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

     RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by either Lender or by MCC), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

     RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

     RESOLVED FURTHER, that each Lender and MCC may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to each Lender and MCC and receipted for in writing by each Lender and MCC.

                               GENERAL RESOLUTIONS
                               -------------------

     RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

     RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.

     IN WITNESS WHEREOF, the undersigned, constituting all (100%) of the Board of the Corporation, do hereby execute this Unanimous Written Consent of the Board of Directors of the Corporation to be effective as of the date first above written.


                                                DIRECTORS:


                                                ---------------------------
                                                Bruce Mogel


                                                ---------------------------
                                                Larry B. Anderson

                                   EXHIBIT "E"
                                   -----------

                            UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                                       OF
                          CHAPMAN MEDICAL CENTER, INC.

                                  June __, 2007


     Pursuant to Section 307(b) of the California Corporations Code, the undersigned, being the entire Board of Directors (the "Board") of Chapman Medical Center, Inc., a California corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR
                              --------------------

     WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), Coastal Communities Hospital, Inc., a California corporation ("Coastal"), and the Corporation (IHHI, WMC-SA, WMC-A, Coastal and the Corporation together as "Borrowers"), Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN"), Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the "Credit Parties"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "Guarantors"), and Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II") are parties to that certain $80 Million Credit Agreement dated as of March 3, 2005 ("$80 Million Credit Agreement"), and/or certain other agreements, documents, or instruments executed in connection with the $80 Million Credit Agreement. Pursuant to the $80 Million Credit Agreement, MPFC II made available to Borrowers a credit facility in the total amount of $80,000,000 ("$80 Million Credit Facility"). The $80 Million Credit Facility was composed of two (2) separate loans: (i) a $50,000,000 Acquisition Loan ("$50 Million Acquisition Loan"); and (ii) a $30,000,000 Non-Revolving Line of Credit ("$30 Million Line of Credit Loan"). The $50 Million Acquisition Loan was evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$50 Million Note"); and the $30 Million Line of Credit Loan was evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$30 Million Line of Credit Note"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("Official Records") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the Western Medical Center - Santa Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit

Agreement) (hereinafter the "$80 Million Fee Deed of Trust"); and (b) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering IHHI's interest, as tenant/lessee in the Chapman MOB Lease and the Chapman Hospital Lease (all as defined in the $80 million Credit Agreement (hereinafter, the "$80 Million Leasehold Deed of Trust"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Fee Deed of Trust, the $80 Million Leasehold Deed of Trust, and each of the other documents and instruments (including but not limited to the Guaranty Agreements and Pledge Agreements) executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 Million Loan Documents." The terms and condition set forth in the $80 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the Corporation, IHHI, WMC-SA, WMC-A, Coastal, PCHI, OC-PIN, Ganesha, West Coast and Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 Million Credit Agreement"). Pursuant to the $10.7 Million Credit Agreement, MPFC III made available to IHHI (as Borrower) a new loan in the amount of $10,700,000 ("$10.7 Million Loan"). The $10.7 Million Loan was evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by Borrower in favor of MPFC III ("$10.7 Million Note"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by IHHI and MPFC III ("$10.7 Million Security Agreement"), (b) that certain Guaranty Agreement (OC-PIN) dated as of December 12, 2005, executed by OC-PIN in favor of MPFC III ("$10.7 Million Guaranty Agreement (OC-PIN)"), and (c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by PCHI in favor of MPFC III ("$10.7 Million Guaranty Agreement (PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement
(PCHI), and each of the other documents and instruments (including but not limited to Pledge Agreements) executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 Million Loan Documents." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the $10.7 Million Note matured, and was due and payable in full, on December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower under the $10.7 Million Credit Agreement failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 Million Event of Default"); Borrowers under the $80 Million Credit Agreement failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and committed an event of default under the $80 Million Credit Agreement ("$80 Million Event of Default"); and

     WHEREAS, the principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and the principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632,70 per day; and the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052,05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

     WHEREAS, on February 21, 2007, Medical Capital Corporation, a Nevada corporation ("MCC") and IHHI executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("Term Sheet"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, IHHI requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on IHHI's board of directors and attempts by OC-PIN and PCHI to replace IHHI's management, OC-PIN and PCHI rejected MCC's refinancing proposal. As a consequence, IHHI was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet; and

     WHEREAS, the Corporation, the other Borrowers, the Credit Parties and the Guarantors have requested that MPFC II and MPFC III (together, the "Lenders") forbear from exercising their rights and remedies granted to Lenders under the $80 Million Loan Documents and the $10.7 Million Loan Documents, and that MCC waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee; and each Lender desires to forbear from exercising their rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and MCC desires to waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee, solely for the purposes of providing the Borrowers and the Credit Parties and the Guarantors additional time to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing provided by a third-party lender; and

     WHEREAS, a condition to each Lender and MCC agreeing to the foregoing is that the Corporation (along with the other Borrowers, the Credit Parties and the Guarantors) execute and deliver to each Lender and MCC that certain Agreement to Forbear of even date herewith ("Forbearance Agreement"); and

     WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreement on behalf of the Corporation; and

     WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board and its legal counsel, and the Board and its legal counsel believe that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

     NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

     RESOLVED FURTHER, that the Chief Executive Officer and the President of the Corporation (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

     RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by either Lender or by MCC), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

     RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

     RESOLVED FURTHER, that each Lender and MCC may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to each Lender and MCC and receipted for in writing by each Lender and MCC.

                               GENERAL RESOLUTIONS
                               -------------------

     RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

     RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.

     IN WITNESS WHEREOF, the undersigned, constituting all (100%) of the Board of the Corporation, do hereby execute this Unanimous Written Consent of the Board of Directors of the Corporation to be effective as of the date first above written.


                                        DIRECTORS:



                                        --------------------------
                                        Bruce Mogel



                                        --------------------------
                                        Larry B. Anderson

                                   EXHIBIT "F"
                                   -----------

                            UNANIMOUS WRITTEN CONSENT
                           OF THE MANAGERS AND MEMBERS
                                       OF
                     PACIFIC COAST HOLDINGS INVESTMENT, LLC

                                  June __, 2007


     The undersigned, constituting all of the Managers and all of the Members of Pacific Coast Holdings Investment, LLC, a California limited liability company (the "Company"), acting pursuant to the authority granted to them under the Beverly-Killea Limited Liability Company Act of the State of California and the Operating Agreement of the Company, do hereby adopt, ratify and approve the following resolutions and direct the Managers of the Company, acting together, to place a copy hereof in the Company's book of minutes.

                              AGREEMENT TO FORBEAR
                              --------------------

     WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), Coastal Communities Hospital, Inc., a California corporation ("Coastal"), Chapman Medical Center, Inc., a California corporation ("Chapman") (IHHI, WMC-SA, WMC-A, Coastal and Chapman together as "Borrowers"), and the Company, Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), Ganesha Realty, LLC, a California limited liability company ("Ganesha") (the Company, Ganesha, and West Coast are hereinafter together sometimes referred to as the "Credit Parties"; and the Company and OC-PIN are hereinafter together sometimes referred to as the "Guarantors"), and Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II") are parties to that certain $80 Million Credit Agreement dated as of March 3, 2005 ("$80 Million Credit Agreement"), and/or certain other agreements, documents, or instruments executed in connection with the $80 Million Credit Agreement. Pursuant to the $80 Million Credit Agreement, MPFC II made available to Borrowers a credit facility in the total amount of $80,000,000 ("$80 Million Credit Facility"). The $80 Million Credit Facility was composed of two (2) separate loans: (i) a $50,000,000 Acquisition Loan ("$50 Million Acquisition Loan"); and (ii) a $30,000,000 Non-Revolving Line of Credit ("$30 Million Line of Credit Loan"). The $50 Million Acquisition Loan was evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$50 Million Note"); and the $30 Million Line of Credit Loan was evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$30 Million Line of Credit Note"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("Official Records") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the Western Medical Center - Santa Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit Agreement)

(hereinafter the "$80 Million Fee Deed of Trust"); and (b) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering IHHI's interest, as tenant/lessee in the Chapman MOB Lease and the Chapman Hospital Lease (all as defined in the $80 million Credit Agreement (hereinafter, the "$80 Million Leasehold Deed of Trust"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Fee Deed of Trust, the $80 Million Leasehold Deed of Trust, and each of the other documents and instruments (including but not limited to the Guaranty Agreements and Pledge Agreements) executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 Million Loan Documents." The terms and condition set forth in the $80 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the Company, IHHI, WMC-SA, WMC-A, Coastal, Chapman, OC-PIN, Ganesha, West Coast the Borrowers, the Credit Parties (including the Company), the Guarantors (including the Company) and Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 Million Credit Agreement"). Pursuant to the $10.7 Million Credit Agreement, MPFC III made available to IHHI (as Borrower) a new loan in the amount of $10,700,000 ("$10.7 Million Loan"). The $10.7 Million Loan was evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by Borrower in favor of MPFC III ("$10.7 Million Note"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by IHHI and MPFC III ("$10.7 Million Security Agreement"), (b) that certain Guaranty Agreement (OC-PIN) dated as of December 12, 2005, executed by OC-PIN in favor of MPFC III ("$10.7 Million Guaranty Agreement (OC-PIN)"), and
(c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by the Company in favor of MPFC III ("$10.7 Million Guaranty Agreement
(PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement (PCHI), and each of the other documents and instruments (including but not limited to Pledge Agreements) executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 Million Loan Documents." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the $10.7 Million Note matured, and was due and payable in full, on December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower under the $10.7 Million Credit Agreement failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 Million Event of Default"); Borrowers under the $80 Million Credit Agreement failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and committed an event of default under the $80 Million Credit Agreement ("$80 Million Event of Default"); and

     WHEREAS, the principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and the principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632,70 per day; and the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052,05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

     WHEREAS, on February 21, 2007, Medical Capital Corporation, a Nevada corporation ("MCC") and IHHI executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("Term Sheet"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, IHHI requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on IHHI's board of directors and attempts by OC-PIN and the Company to replace IHHI's management, OC-PIN and the Company rejected MCC's refinancing proposal. As a consequence, IHHI was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet; and

     WHEREAS, the Borrowers, the Credit Parties (including the Company) and the Guarantors (including the Company) have requested that MPFC II and MPFC III (together, the "Lenders") forbear from exercising their rights and remedies granted to Lenders under the $80 Million Loan Documents and the $10.7 Million Loan Documents, and that MCC waive and relinquish its right under the Term Sheet to charge a two percent (2%) fee; and each Lender has desires to forbear from exercising their rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and MCC desires to waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee, solely for the purposes of providing the Borrowers and the Credit Parties (including the Company) and the Guarantors (including the Company) additional time to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing provided by a third-party lender; and

     WHEREAS, a condition to each Lender and MCC agreeing to the foregoing is that the Company (along with the Borrowers, the other Credit Parties and the other Guarantors) execute and deliver to each Lender and MCC that certain Agreement to Forbear of even date herewith ("Forbearance Agreement"); and

     WHEREAS, the Managers have determined it to be in the best interest of the Company to execute the Forbearance Agreement on behalf of the Company; and

     WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed by the Managers and the Company's legal counsel, and the Managers and the Company's legal counsel believe that it is in the best interest of the Company to approve same on behalf of the Company.

     NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

     RESOLVED FURTHER, that the Managers of the Company (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Managers, for and on behalf of the Company, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Company, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

     RESOLVED FURTHER, that any Proper Officer of the Company be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by either Lender or by MCC), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Company, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

     RESOLVED FURTHER, that the Proper Officers are hereby authorized, on behalf of the Company, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

     RESOLVED FURTHER, that each Lender and MCC may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to each Lender and MCC and receipted for in writing by each Lender and MCC.

                               GENERAL RESOLUTIONS
                               -------------------

     RESOLVED, that all Proper Officers of the Company are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Company, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Company in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Company in order to effect such purposes.

     RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Company prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.

     IN WITNESS WHEREOF, the undersigned, constituting all (100%) of the Managers and Members of the Company, do hereby execute this Unanimous Written Consent of the Managers and Members to be effective as of the date first above written.


                                MANAGERS:


                                ----------------------------------
                                Kali P. Chaudhuri, M.D., Co-Manager



                                ----------------------------------
                                Anil V. Shah, M.D., Co-Manager



                                MEMBERS:


                                WEST COAST HOLDINGS, LLC, a
                                California limited liability company,



                                By:______________________________
                                   Anil V. Shah, M.D., Manager


                                GANESHA REALTY, LLC, a
                                California limited liability company.,



                                By:______________________________
                                   Kali P. Chaudhuri, M.D., Manager

                                   EXHIBIT "G"
                                   -----------

                            UNANIMOUS WRITTEN CONSENT
                                 OF THE MANAGERS
                                       OF
                            WEST COAST HOLDINGS, LLC

                                  June __, 2007


     The undersigned, constituting all of the Managers of West Coast Holdings, LLC, a California limited liability company (the "Company"), acting pursuant to the authority granted to them under the Beverly-Killea Limited Liability Company Act of the State of California and the Operating Agreement of the Company, do hereby adopt, ratify and approve the following resolutions and direct the Managers of the Company to place a copy hereof in the Company's book of minutes.

                              AGREEMENT TO FORBEAR
                              --------------------

     WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), Coastal Communities Hospital, Inc., a California corporation ("Coastal"), Chapman Medical Center, Inc., a California corporation ("Chapman") (IHHI, WMC-SA, WMC-A, Coastal and Chapman together as "Borrowers"), and Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN"), the Company, Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, Ganesha, and the Company are hereinafter together sometimes referred to as the "Credit Parties"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "Guarantors"), and Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II") are parties to that certain $80 Million Credit Agreement dated as of March 3, 2005 ("$80 Million Credit Agreement"), and/or certain other agreements, documents, or instruments executed in connection with the $80 Million Credit Agreement. Pursuant to the $80 Million Credit Agreement, MPFC II made available to Borrowers a credit facility in the total amount of $80,000,000 ("$80 Million Credit Facility"). The $80 Million Credit Facility was composed of two (2) separate loans: (i) a $50,000,000 Acquisition Loan ("$50 Million Acquisition Loan"); and (ii) a $30,000,000 Non-Revolving Line of Credit ("$30 Million Line of Credit Loan"). The $50 Million Acquisition Loan was evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$50 Million Note"); and the $30 Million Line of Credit Loan was evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$30 Million Line of Credit Note"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("Official Records") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the Western Medical Center - Santa

Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit Agreement) (hereinafter the "$80 Million Fee Deed of Trust"); and (b) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering IHHI's interest, as tenant/lessee in the Chapman MOB Lease and the Chapman Hospital Lease (all as defined in the $80 million Credit Agreement (hereinafter, the "$80 Million Leasehold Deed of Trust"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Fee Deed of Trust, the $80 Million Leasehold Deed of Trust, and each of the other documents and instruments (including but not limited to the Guaranty Agreements and Pledge Agreements) executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 Million Loan Documents." The terms and condition set forth in the $80 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the Company, IHHI, WMC-SA, WMC-A, Coastal, Chapman, PCHI, OCPIN, Ganesha and Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 Million Credit Agreement"). Pursuant to the $10.7 Million Credit Agreement, MPFC III made available to IHHI (as Borrower) a new loan in the amount of $10,700,000 ("$10.7 Million Loan"). The $10.7 Million Loan was evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by Borrower in favor of MPFC III ("$10.7 Million Note"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by IHHI and MPFC III ("$10.7 Million Security Agreement"), (b) that certain Guaranty Agreement (OC-PIN) dated as of December 12, 2005, executed by OC-PIN in favor of MPFC III ("$10.7 Million Guaranty Agreement (OC-PIN)"), and (c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by the Company in favor of MPFC III ("$10.7 Million Guaranty Agreement (PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement
(PCHI), and each of the other documents and instruments (including but not limited to Pledge Agreements) executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 Million Loan Documents." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the $10.7 Million Note matured, and was due and payable in full, on December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower under the $10.7 Million Credit Agreement failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 Million Event of Default"); Borrowers under the $80 Million Credit Agreement failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and committed an event of default under the $80 Million Credit Agreement ("$80 Million Event of Default"); and

     WHEREAS, the principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and the principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632,70 per day; and the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052,05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

     WHEREAS, on February 21, 2007, Medical Capital Corporation, a Nevada corporation ("MCC") and IHHI executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("Term Sheet"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, IHHI requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on IHHI's board of directors and attempts by OC-PIN and PCHI to replace IHHI's management, OC-PIN and PCHI rejected MCC's refinancing proposal. As a consequence, IHHI was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet; and

     WHEREAS, the Borrowers, the Credit Parties (including the Company) and the Guarantors have requested that MPFC II and MPFC III (together, the "Lenders") forbear from exercising their rights and remedies granted to Lenders under the $80 Million Loan Documents and the $10.7 Million Loan Documents, and that MCC waive and relinquish its right under the Term Sheet to charge a two percent (2%) fee; and each Lender desires to forbear from exercising their rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and MCC desires to waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee, solely for the purposes of providing the Borrowers and the Credit Parties (including the Company) and the Guarantors additional time to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing provided by a third-party lender; and

     WHEREAS, a condition to each Lender and MCC agreeing to the foregoing is that the Company (along with the Borrowers, the other Credit Parties and the Guarantors) execute and deliver to each Lender and MCC that certain Agreement to Forbear of even date herewith ("Forbearance Agreement"); and

     WHEREAS, the Managers have determined it to be in the best interest of the Company to execute the Forbearance Agreement on behalf of the Company; and

     WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed by the Managers and the Company's legal counsel, and the Managers and the Company's legal counsel believe that it is in the best interest of the Company to approve same on behalf of the Company.

     NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

     RESOLVED FURTHER, that the Managers of the Company (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Managers, for and on behalf of the Company, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Company, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

     RESOLVED FURTHER, that any Proper Officer of the Company be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by either Lender or by MCC), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Company, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

     RESOLVED FURTHER, that the Proper Officers are hereby authorized, on behalf of the Company, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

     RESOLVED FURTHER, that each Lender and MCC may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to each Lender and MCC and receipted for in writing by each Lender and MCC.

                               GENERAL RESOLUTIONS
                               -------------------

     RESOLVED, that all Proper Officers of the Company are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Company, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Company in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Company in order to effect such purposes.

     RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Company prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.

     IN WITNESS WHEREOF, the undersigned, constituting all (100%) of the Managers of the Company, do hereby execute this Unanimous Consent of the Managers to be effective as of the date first above written.


                                        MANAGERS:



                                        ---------------------------
                                        A. J. Meka, M.D.


                                        ---------------------------
                                        Anil V. Shah, M.D.

                                   EXHIBIT "H"
                                   -----------

                            UNANIMOUS WRITTEN CONSENT
                       OF THE SOLE MANAGER AND SOLE MEMBER
                                       OF
                               GANESHA REALTY, LLC

                                  June __, 2007


     The undersigned, constituting the sole Manager and the sole Member of Ganesha Realty, LLC, a California limited liability company (the "Company"), acting pursuant to the authority granted to them under the Beverly-Killea Limited Liability Company Act of the State of California and the Operating Agreement of the Company, do hereby adopt, ratify and approve the following resolutions and direct the Manager of the Company to place a copy hereof in the Company's book of minutes.

                              AGREEMENT TO FORBEAR
                              --------------------

     WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), Coastal Communities Hospital, Inc., a California corporation ("Coastal"), Chapman Medical Center, Inc., a California corporation ("Chapman") (IHHI, WMC-SA, WMC-A, Coastal and Chapman together as "Borrowers"), and Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), and the Company (PCHI, West Coast and the Company are hereinafter together sometimes referred to as the "Credit Parties"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "Guarantors"), and Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II") are parties to that certain $80 Million Credit Agreement dated as of March 3, 2005 ("$80 Million Credit Agreement"), and/or certain other agreements, documents, or instruments executed in connection with the $80 Million Credit Agreement. Pursuant to the $80 Million Credit Agreement, MPFC II made available to Borrowers a credit facility in the total amount of $80,000,000 ("$80 Million Credit Facility"). The $80 Million Credit Facility was composed of two (2) separate loans: (i) a $50,000,000 Acquisition Loan ("$50 Million Acquisition Loan"); and (ii) a $30,000,000 Non-Revolving Line of Credit ("$30 Million Line of Credit Loan"). The $50 Million Acquisition Loan was evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$50 Million Note"); and the $30 Million Line of Credit Loan was evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$30 Million Line of Credit Note"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("Official Records") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the

Western Medical Center - Santa Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit Agreement) (hereinafter the "$80 Million Fee Deed of Trust"); and (b) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering IHHI's interest, as tenant/lessee in the Chapman MOB Lease and the Chapman Hospital Lease (all as defined in the $80 million Credit Agreement (hereinafter, the "$80 Million Leasehold Deed of Trust"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Fee Deed of Trust, the $80 Million Leasehold Deed of Trust, and each of the other documents and instruments (including but not limited to the Guaranty Agreements and Pledge Agreements) executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 Million Loan Documents." The terms and condition set forth in the $80 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the Company, IHHI, WMC-SA, WMC-A, Coastal, Chapman, PCHI, OCPIN, West Coast and Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 Million Credit Agreement"). Pursuant to the $10.7 Million Credit Agreement, MPFC III made available to IHHI (as Borrower) a new loan in the amount of $10,700,000 ("$10.7 Million Loan"). The $10.7 Million Loan was evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by Borrower in favor of MPFC III ("$10.7 Million Note"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by IHHI and MPFC III ("$10.7 Million Security Agreement"), (b) that certain Guaranty Agreement (OC-PIN) dated as of December 12, 2005, executed by OC-PIN in favor of MPFC III ("$10.7 Million Guaranty Agreement (OC-PIN)"), and (c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by the Company in favor of MPFC III ("$10.7 Million Guaranty Agreement (PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement
(PCHI), and each of the other documents and instruments (including but not limited to Pledge Agreements) executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 Million Loan Documents." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the $10.7 Million Note matured, and was due and payable in full, on December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower under the $10.7 Million Credit Agreement failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 Million Event of Default"); Borrowers under the $80 Million Credit Agreement failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and committed an event of default under the $80 Million Credit Agreement ("$80 Million Event of Default"); and

     WHEREAS, the principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and the principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632,70 per day; and the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052,05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

     WHEREAS, on February 21, 2007, Medical Capital Corporation, a Nevada corporation ("MCC") and IHHI executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("Term Sheet"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, IHHI requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on IHHI's board of directors and attempts by OC-PIN and PCHI the to replace IHHI's management, OC-PIN and PCHI rejected MCC's refinancing proposal. As a consequence, IHHI was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet; and

     WHEREAS, the Borrowers, the Credit Parties (including the Company) and the Guarantors have requested that MPFC II and MPFC III (together, the "Lenders") forbear from exercising their rights and remedies granted to Lenders under the $80 Million Loan Documents and the $10.7 Million Loan Documents, and that MCC waive and relinquish its right under the Term Sheet to charge a two percent (2%) fee; and each Lender desires to forbear from exercising their rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and MCC desires to waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee, solely for the purposes of providing the Borrowers and the Credit Parties (including the Company) and the Guarantors additional time to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing provided by a third-party lender; and

     WHEREAS, a condition to each Lender and MCC agreeing to the foregoing is that the Company (along with the Borrowers, the other Credit Parties and the Guarantors) execute and deliver to each Lender and MCC that certain Agreement to Forbear of even date herewith ("Forbearance Agreement"); and

     WHEREAS, the Manager has determined it to be in the best interest of the Company to execute the Forbearance Agreement on behalf of the Company; and

     WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed by the Manager and the Company's legal counsel, and the Manager and the Company's legal counsel believe that it is in the best interest of the Company to approve same on behalf of the Company.

     NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

     RESOLVED FURTHER, that the Manager of the Company (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Manager, for and on behalf of the Company, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Company, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

     RESOLVED FURTHER, that any Proper Officer of the Company be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by either Lender or by MCC), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Company, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

     RESOLVED FURTHER, that the Proper Officers are hereby authorized, on behalf of the Company, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

     RESOLVED FURTHER, that each Lender and MCC may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to each Lender and MCC and receipted for in writing by each Lender and MCC.

                               GENERAL RESOLUTIONS
                               -------------------

     RESOLVED, that all Proper Officers of the Company are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Company, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Company in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Company in order to effect such purposes.

     RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Company prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.

     IN WITNESS WHEREOF, the undersigned, constituting the sole Manager and the sole Member of the Company, do hereby execute this Unanimous Written Consent of Sole Manager and Sole Member to be effective as of the date first above written.


                                        MANAGER:



                                        ------------------------------
                                        Kali P. Chaudhuri, M.D.,



                                        MEMBER:



                                        ------------------------------
                                        Kali P. Chaudhuri, M.D.

                                   EXHIBIT "I"
                                   -----------

                                 WRITTEN CONSENT
                               OF THE SOLE MANAGER
                                       OF
                ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC

                                  June __, 2007


     The undersigned, constituting the sole Manager of Orange County Physicians Investment Network, LLC, a Nevada limited liability company (the "Company"), acting pursuant to the laws of the State of Nevada, do hereby adopt, ratify and approve the following resolutions and direct the Manager of the Company to place a copy hereof in the Company's book of minutes.

                              AGREEMENT TO FORBEAR
                              --------------------

     WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), Coastal Communities Hospital, Inc., a California corporation ("Coastal"), Chapman Medical Center, Inc., a California corporation ("Chapman") (IHHI, WMC-SA, WMC-A, Coastal and Chapman together as "Borrowers"), Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), the Company, West Coast Holdings, LLC, a California limited liability company ("West Coast"), Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, West Coast and Ganesha are hereinafter together sometimes referred to as the "Credit Parties"; and PCHI and the Company are hereinafter together sometimes referred to as the "Guarantors"), and Medical Provider Financial Corporation II, a Nevada corporation ("MPFC II") are parties to that certain $80 Million Credit Agreement dated as of March 3, 2005 ("$80 Million Credit Agreement"), and/or certain other agreements, documents, or instruments executed in connection with the $80 Million Credit Agreement. Pursuant to the $80 Million Credit Agreement, MPFC II made available to Borrowers a credit facility in the total amount of $80,000,000 ("$80 Million Credit Facility"). The $80 Million Credit Facility was composed of two (2) separate loans: (i) a $50,000,000 Acquisition Loan ("$50 Million Acquisition Loan"); and (ii) a $30,000,000 Non-Revolving Line of Credit ("$30 Million Line of Credit Loan"). The $50 Million Acquisition Loan was evidenced by that certain $50,000,000 Acquisition Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$50 Million Note"); and the $30 Million Line of Credit Loan was evidenced by that certain $30,000,000 Line of Credit Promissory Note dated as of March 3, 2005, executed by Borrowers in favor of MPFC II ("$30 Million Line of Credit Note"). Repayment of the $50 Million Note and the $30 Million Line of Credit Note is secured in part by (a) that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the official records of the recorder of Orange County, California ("Official Records") on March 8, 2005 as Document no. 2005000169280 and encumbers the fee title to the Western Medical Center - Santa Ana, the Western Medical Center - Anaheim, and the Coastal Communities Hospital (all as defined in the $80 Million Credit Agreement) (hereinafter the "$80

Million Fee Deed of Trust"); and (b) that certain Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document no. 2005000169281 and encumbering IHHI's interest, as tenant/lessee in the Chapman MOB Lease and the Chapman Hospital Lease (all as defined in the $80 million Credit Agreement (hereinafter, the "$80 Million Leasehold Deed of Trust"). The $80 Million Credit Agreement, the $50 Million Note, the $30 Million Line of Credit Note, the $80 Million Fee Deed of Trust, the $80 Million Leasehold Deed of Trust, and each of the other documents and instruments (including but not limited to the Guaranty Agreements and Pledge Agreements) executed in connection with the $80 Million Credit Agreement are hereinafter collectively referred to as the "$80 Million Loan Documents." The terms and condition set forth in the $80 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the Company, IHHI, WMC-SA, WMC-A, Coastal, Chapman, PCHI, Ganesha, West Coast and Medical Provider Financial Corporation III, a Nevada corporation ("MPFC III") are parties to that certain Credit Agreement dated as of December 12, 2005 ("$10.7 Million Credit Agreement"). Pursuant to the $10.7 Million Credit Agreement, MPFC III made available to IHHI (as Borrower) a new loan in the amount of $10,700,000 ("$10.7 Million Loan"). The $10.7 Million Loan was evidenced by that certain $10,700,000 Promissory Note dated as of December 12, 2005, executed by Borrower in favor of MPFC III ("$10.7 Million Note"). Repayment of the $10.7 Million Note is secured in part by (a) that certain Security Agreement dated as of December 12, 2005, executed by IHHI and MPFC III ("$10.7 Million Security Agreement"), (b) that certain Guaranty Agreement (OC-PIN) dated as of December 12, 2005, executed by the Company in favor of MPFC III ("$10.7 Million Guaranty Agreement (OC-PIN)"), and (c) that certain Guaranty Agreement (PCHI) dated as of December 12, 2005, executed by PCHI in favor of MPFC III ("$10.7 Million Guaranty Agreement (PCHI)"). The $10.7 Million Credit Agreement, the $10.7 Million Note, the $10.7 Million Security Agreement, $10.7 Million Guaranty Agreement (OC-PIN), the $10.7 Million Guaranty Agreement
(PCHI), and each of the other documents and instruments (including but not limited to Pledge Agreements) executed in connection with the $10.7 Million Credit Agreement are hereinafter collectively referred to as the "$10.7 Million Loan Documents." The terms and condition set forth in the $10.7 Million Loan Documents are incorporated herein by reference even though not physically attached hereto; and

     WHEREAS, the $10.7 Million Note matured, and was due and payable in full, on December 12, 2006; and the $50 Million Note and the $30 Million Line of Credit Note each matured, and were each due and payable in full, on March 2, 2007. Borrower under the $10.7 Million Credit Agreement failed to pay the $10.7 Million Note when due and have committed an event of default under the $10.7 Million Credit Agreement ("$10.7 Million Event of Default"); Borrowers under the $80 Million Credit Agreement failed to pay the $50 Million Note and the $30 Million Line of Credit Note when due and committed an event of default under the $80 Million Credit Agreement ("$80 Million Event of Default"); and

     WHEREAS, the principal amount due and owing under the $50 Million Note as of June 1, 2007 was $45,000,000; the amount of accrued but unpaid interest as of June 1, 2007 was $542,500; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $17,500 per day; and the principal amount due and owing under the $30 Million Line of Credit Note as of June 1, 2007 was $27,341,458.61; the amount of accrued but unpaid interest as of June 1, 2007 was $329,616.45; and that interest has and will accrue after June 1, 2007 at the rate of 14% per annum, or $10,632,70 per day; and the principal amount due and owing under the $10.7 Million Note as of June 1, 2007 was $10,700,000; the amount of accrued but unpaid interest as of June 1, 2007 was $109,052,05; and that interest has and will accrue after June 1, 2007 at the rate of 12% per annum, or $3,517.81 per day; and

     WHEREAS, on February 21, 2007, Medical Capital Corporation, a Nevada corporation ("MCC") and IHHI executed a letter agreement entitled Expression Of Interest in Providing Credit Facilities ("Term Sheet"), pursuant to which MCC offered to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new loans at substantially lower interest rates. The Term Sheet required that the proposed refinancing close by March 8, 2007. On several occasions, IHHI requested, and MCC agreed, to extend the proposed closing date. However, due to continuing dissension on IHHI's board of directors and attempts by the Company and PCHI the to replace IHHI's management, the Company and PCHI rejected MCC's refinancing proposal. As a consequence, IHHI was unable to proceed with the proposed refinancing. On June 12, 2007, MCC terminated the refinancing proposal set forth in the Term Sheet; and

     WHEREAS, the Borrowers, the Credit Parties and the Guarantors (including the Company) have requested that MPFC II and MPFC III (together, the "Lenders") forbear from exercising their rights and remedies granted to Lenders under the $80 Million Loan Documents and the $10.7 Million Loan Documents, and that MCC waive and relinquish its right under the Term Sheet to charge a two percent (2%) fee; and each Lender desires to forbear from exercising their rights and remedies under the $80 Million Loan Documents and under the $10.7 Million Loan Documents and MCC desires to waive and relinquish is right under the Term Sheet to charge a two percent (2%) fee, solely for the purposes of providing the Borrowers and the Credit Parties and the Guarantors (including the Company) additional time to refinance the $80 Million Credit Facility and the $10.7 Million Loan with new financing provided by a third-party lender; and

     WHEREAS, a condition to each Lender and MCC agreeing to the foregoing is that the Company (along with the Borrowers, the Credit Parties and the other Guarantors) execute and deliver to each Lender and MCC that certain Agreement to Forbear of even date herewith ("Forbearance Agreement"); and

     WHEREAS, the Manager has determined it to be in the best interest of the Company to execute the Forbearance Agreement on behalf of the Company; and

     WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed by the Manager and the Company's legal counsel, and the Manager and the Company's legal counsel believe that it is in the best interest of the Company to approve same on behalf of the Company.

     NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

     RESOLVED FURTHER, that the Manager of the Company (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Manager, for and on behalf of the Company, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Company, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

     RESOLVED FURTHER, that any Proper Officer of the Company be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by either Lender or by MCC), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Company, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

     RESOLVED FURTHER, that the Proper Officers are hereby authorized, on behalf of the Company, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

     RESOLVED FURTHER, that each Lender and MCC may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to each Lender and MCC and receipted for in writing by each Lender and MCC.

                               GENERAL RESOLUTIONS
                               -------------------

     RESOLVED, that all Proper Officers of the Company are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Company, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Company in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Company in order to effect such purposes.

     RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Company prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.

     IN WITNESS WHEREOF, the undersigned, the sole Manager of the Company, does hereby execute this Unanimous Consent of the Sole Manager to be effective as of the date first above written.


                                        MANAGER:



                                        ------------------------------
                                        Anil V. Shah, M.D.